As filed with the Securities and Exchange Commission on June 19, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08846

Tributary Funds, Inc.

Tributary Capital Management, LLC
1620 Dodge Street
Omaha, Nebraska 68197

Karen Shaw
Atlantic Fund Services, LLC
Three Canal Plaza, Suite 600
Portland, ME 04101

Registrant's telephone number, including area code: (800) 662-4203

Date of fiscal year end: March 31

Date of reporting period: April 1, 2016 – March 31, 2017

EXPLANATORY NOTE
The Registrant is filing this amendment to its Form N-CSR for the year ended March 31, 2017, originally filed with the Securities and Exchange Commission on June 2, 2017, (Accession No. 0001435109-17-000395) to amend Item 1, "Report to Stockholders". The sole purpose of the amendment is to update the portfolio turnover figures for the Tributary Short-Intermediate Bond Fund and Tributary Income Fund for the year ended March 31, 2017 in the financial highlights section of the Annual Report. Other than the aforementioned revisions, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein.

ITEM 1. REPORT TO STOCKHOLDERS.

TRIBUTARY FUNDS

Tributary Funds®

Annual Report

March 31, 2017

Tributary Short-Intermediate Bond Fund
Institutional Class: FOSIX
Institutional Plus Class: FOSPX

Tributary Income Fund
Institutional Class: FOINX
Institutional Plus Class: FOIPX

Tributary Nebraska Tax-Free Fund
Institutional Plus Class: FONPX

Tributary Balanced Fund
Institutional Class: FOBAX
Institutional Plus Class: FOBPX

Tributary Growth Opportunities Fund
Institutional Class: FOGRX
Institutional Plus Class: FOGPX

Tributary Small Company Fund
Institutional Class: FOSCX
Institutional Plus Class: FOSBX

Notice to Investors

Shares of Tributary Funds:

• Are Not FDIC Insured • May Lose Value • Have No Bank Guarantee

Investors should carefully consider the investment objectives, risks, charges and expenses of the Tributary Funds. Mutual funds involve risk including loss of principal. This and other important information about the Tributary Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203 or by visiting www.tributaryfunds.com. The prospectus should be read carefully before investing. The Tributary Funds are distributed by Northern Lights Distributors, LLC member FINRA. Northern Lights and the Tributary Funds' investment adviser are not affiliated.

Dear Shareholder:
The Tributary Funds concluded the fiscal year ended March 31, 2017 with total assets of $1.19 billion, an increase of over 30% from a year ago.  Investor inflows into our mutual funds, combined with market returns, drove this growth.  Equity markets posted strong returns over the last twelve months with the S&P 500 Index providing a total return of +17.2%.  Smaller companies outperformed larger stocks, as demonstrated by the Russell 2000 benchmark's total return of +26.2%.  The market also exhibited a preference for value over growth.  For example, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index with a total return of +19.2% versus +15.8%.  In the fixed income markets, it was a year of higher rates across the curve due to actual and expected rate hikes by the Fed.  At the short end, the 3-Month U.S. Treasury rose from 0.20% to 0.75%.  Longer-term rates, as measured by the 10-Year U.S. Treasury, rose from 1.77% to 2.39%.  With the inverse relationship between interest rates and bond prices, higher rates tended to dampen total returns in the fixed income arena.

For the trailing year, returns in four of the six funds in the Tributary family were particularly noteworthy.  The Growth Opportunities, Nebraska Tax-Free, Short-Intermediate, and Small Company funds all ranked in the top half of their Morningstar peer groups on a trailing year basis.  Over the past three years, four funds (Growth Opportunities, Income, Short-Intermediate, and Small Company) rank in the top half of their peer groups.  Our Balanced fund performed in-line with its peer group average.  (Our newest fund, the Nebraska Tax-Free Fund, was established on December 31, 2015.)

While our funds offer investors exposure to a variety of asset classes and financial markets, there are some common philosophical threads that run through our various portfolios.  Collectively, our investment managers believe certain concepts are conducive to generating attractive long-term returns, and should support our investors in achieving their investment goals.

Each of our funds has a specific investment objective tied to the asset class on which it focuses.  From a broader perspective, however, we adhere to a goal of generating above-average long term returns versus our benchmarks and comparable investment managers, while assuming below-average risk.  Over time, we believe this dynamic will work in favor of investors, as we believe managing downside risk manifests itself in attractive returns when performance is compounded over a number of years.

Implementation of this objective varies from fund to fund, but each strategy employs some degree of bottom-up investment selection and fundamental analysis.  The concept of 'knowing what you own' offers our portfolio managers higher conviction in their holdings, and can create opportunities for investors when securities become temporarily mispriced by the market.  At the same time, we believe this level of analysis offers an extensive vetting of proposed and existing investments, and allows for a more thorough consideration of the risk involved in any portfolio holding.

This being said, it should come as no surprise that risk management is an integral part of our investment philosophy, and is thoroughly embedded in our entire process.  As Warren Buffett once said, "Over the years, a number of very smart people have learned the hard way that a long string of impressive numbers multiplied by a single zero always equals zero."  While this example may be a bit extreme, the concept is certainly valid.  Often times the most important part of growing wealth over time is minimizing losses.

As we stand today, equity market valuations are high with stocks trading near the top of their thirty-year ranges.  Does this mean we are facing a period of sub-par market returns as valuations gravitate back toward historical averages, or is the market discounting an opportunity that has yet to be reflected in corporate earnings?

As 2016 concluded, and through much of the first quarter of 2017, it seemed to be the latter.  The U.S. economic expansion, while long in duration, had been fairly modest in magnitude.  But under the belief that an incoming Trump administration could juice the economy (and thus corporate earnings) through a combination of domestic stimulus, regulatory relief, and tax reform, investors bid up shares.  Given the challenges encountered in the effort to repeal and replace the Affordable Care Act and enact other key policy initiatives, the effectiveness of the Trump agenda has become somewhat uncertain, but at this time it has not yet served to derail the markets.

Current market valuation will eventually be corrected, either through higher earnings, sub-par returns, or some combination thereof.  We will watch and analyze, and adjust portfolios as needed.  Regardless of the result, however, the Tributary Funds will remain consistent to our philosophy and discipline, which we feel will help us successfully navigate the outcome.

Best regards,

Mark A. Wynegar                        Stephen C. Wade
President, Tributary Capital Management  President, Tributary Funds

1

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Investment Objective

The Tributary Short-Intermediate Bond Fund seeks to maximize total return in a manner consistent with the generation of current income, preservation of capital and reduced price volatility.

Manager Commentary

Over the past year, markets moved from a period of volatility to stability, with much improved market conditions at the finish. As we moved out of the first quarter of 2016, interest rates were falling and the Treasury curve was flattening in reaction to very weak global equity and commodity markets. Global central banks responded in unison to the tighter financial conditions with a series of accommodative policy initiatives, including lower interest rates and increased security purchases. The decline in yields bottomed out when the United Kingdom voted to leave the European Union and investors ran for the safety of U.S. Treasury securities. This initial instability caused the 10-year U.S. Treasury yield to decline from 2.24% at the start of 2016 to a multi-year low of 1.38% by mid-summer. The markets quickly recovered, however, as accommodative monetary policies and improving economic data gave investors the confidence to move out of the safety of U.S. Treasury notes and into riskier assets. The election of Donald Trump and the Republican sweep of Congress led to an enthusiastic market response, as investors focused on increased fiscal stimulus, tax reform and infrastructure spending. Stocks rallied and bonds sold off smartly after the election and into the new calendar year, with the 10-year Treasury yield eventually climbing to a high of 2.63% by mid-March. The Federal Reserve used the sudden burst of investor and consumer confidence as an opportunity to increase the fed funds rate in December, and only three months later in March they hiked again due to the rapid improvement in market sentiment. As the Fund's fiscal year drew to a close, however, some of the euphoria seemed to come out of the market. Investors began to question whether the inability of the government to repeal and replace the Affordable Care Act indicated that it would have difficulty passing tax reform and infrastructure legislation as well. After an eventful year, U.S. Treasury yields eased off of their highs, and the period ended with credit spreads tighter and interest rates moderately higher than where they started.
The Tributary Short-Intermediate Bond Fund returned 1.70% (net, Institutional Plus) for the year ended March 31, 2017 compared to a 0.52% return for the Barclays U.S Government/Credit 1-5 Year Index. U.S. Treasury yields moved higher over the trailing 12 months and the front end of the yield curve steepened slightly as short -term yields were 50 basis points (bps) higher, while the 5-year yield rose over 70 bps. The shift of the yield curve was a positive contributor to the Fund's relative performance for the year, as our lower duration exposure boosted performance against the benchmark. The largest positive impact on performance came from the Fund's sector allocation decision and related yield advantage versus the benchmark. Our overweight position in the credit sectors of the market was especially beneficial, as credit spreads on non-government securities tightened significantly over the year. Lower-quality corporate bonds were the best performing asset class in fixed income (the Barclays Corporate High Yield index returned over 16%), driven by the rebound in crude oil prices and the dovish tone from central banks early in the year. Within the investment grade space, corporate bonds were the best performing sector with a 5.0% excess return over similar maturity Treasuries. Non-corporate credit came in next with a 2.7% excess return, due largely to the exposure to emerging market sovereign debt. Commercial mortgage backed securities ("MBS") and asset backed securities ("ABS") followed with a 1.8% excess return, while agency MBS performed in-line with Treasuries. In addition to duration and sector allocation, the Fund's performance was also boosted by positive security selection in the ABS sector.
During the year, the Fund's overall sector allocation shifted toward corporate credit securities and ABS and away from government securities and the non-agency residential mortgage backed securities ("RMBS") space. We increased exposure mostly to industrial corporate bonds as we identified issuers with compelling credit fundamentals or deleveraging potential. Our agency MBS allocation was essentially unchanged given that we find limited relative value in the sector, while our non-agency RMBS exposure declined due to steady paydowns on legacy paper. The Fund's allocation to ABS product increased as we added positions in equipment-backed and seasoned auto-loan backed securities, among others. In terms of credit quality there was no significant change during the year, as the Fund maintained a AA- weighted average credit rating.
Unlike the last few years when the markets were focused almost exclusively on monetary policy, market attention has shifted to fiscal policy and the potential for the successful implementation of pro-growth legislation. Since the election, markets have built in expectations for lower tax rates, reduced regulation, and increased infrastructure spending through higher interest rates and increased equity valuations. For interest rates and the stock market to remain at current levels or go higher, the White House and Congress must have some success in passing the proposed legislation into law. If these expectations aren't met, the pace of fed funds rate increases may slow and the market may take interest rates lower and credit spreads wider. As a result, we continue to manage our portfolios with an agnostic view toward the direction of interest rates. Based on the Fed's recent shift in policy and its current discussions regarding the eventual tapering of its balance sheet reinvestments, we continue to maintain a shorter duration position relative to our benchmark. As for the Fund's sector allocation, we remain overweight in the non-agency RMBS and commercial mortgage backed securities ("CMBS") sectors, as well as the traditional ABS space, where we continue to believe yields offer better compensation per unit of risk. We also remain overweight in the broad corporate sector, due largely to our exposure to industrial credits. With spreads relatively tight from a historical perspective, and given we're likely in the later stages of the credit cycle, identifying and capitalizing on individual buy/sell opportunities in a timely manner will remain a key driver of performance. Lastly, we maintain a modest exposure to the agency MBS sector for the yield benefit, while remaining underweight in the traditional U.S. government bond sector.
As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.
2

SHORT-INTERMEDIATE BOND FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2017

Portfolio Composition as of March 31, 2017
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Corporate Bonds	32.0%
U.S. Treasury Securities	21.7%
Asset Backed Securities	16.9%
Non-Agency Residential Mortgage Backed Securities	14.3%
Non-Agency Commercial Mortgage Backed Securities	9.9%
U.S. Government Mortgage Backed Securities	2.7%
Short-Term Investments	1.9%
Preferred Stocks	0.4%
Municipals	0.2%
100.0%

Portfolio Analysis as of March 31, 2017
(Portfolio composition is subject to change)
Weighted Average to Maturity:	4.7	years

Average Annual Total Returns for the Year Ended March 31, 2017*
	1 Year	5 Year	10 Year
Tributary Short-Intermediate Bond Fund — Institutional Class	1.48%	1.63%	2.83%
Barclays U.S. Government/Credit 1-5 Year Index	0.52%	1.30%	2.95%
Prospectus Expense Ratio (Gross/Net)†		1.11%	0.76%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		1.28%	0.75%
	1 Year	5 Year	Since Inception††
Tributary Short-Intermediate Bond Fund — Institutional Plus Class	1.70%	1.89%	4.56%
Prospectus Expense Ratio (Gross/Net)†		0.77%	0.54%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		0.75%	0.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2016. Net expense ratios are net of contractual waivers which are in effect from through July 31, 2018.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
Barclays U.S. Government/Credit 1-5 Year Index is an unmanaged index which measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.
3

INCOME FUND (Unaudited)

Investment Objective

The Tributary Income Fund seeks the generation of current income in a manner consistent with preserving capital and maximizing total return.

Manager Commentary

Over the past year, markets moved from a period of volatility to stability, with much improved market conditions at the finish.  As we moved out of the first quarter of 2016, interest rates were falling and the Treasury curve was flattening in reaction to very weak global equity and commodity markets.  Global central banks responded in unison to the tighter financial conditions with a series of accommodative policy initiatives, including lower interest rates and increased security purchases.  The decline in yields bottomed out when the United Kingdom voted to leave the European Union and investors ran for the safety of U.S. Treasury securities.  This initial instability caused the ten-year U.S. Treasury yield to decline from 2.24% at the start of 2016 to a multi-year low of 1.38% by mid-summer.  The markets quickly recovered, however, as accommodative monetary policies and improving economic data gave investors the confidence to move out of the safety of U.S. Treasury notes and into riskier assets.  The election of Donald Trump and the Republican sweep of Congress led to an enthusiastic market response, as investors focused on increased fiscal stimulus, tax reform and infrastructure spending.  Stocks rallied and bonds sold off smartly after the election and into the new calendar year, with the ten-year Treasury yield eventually climbing to a high of 2.63% by mid-March.  The Federal Reserve used the sudden burst of investor and consumer confidence as an opportunity to increase the fed funds rate in December, and only three months later in March they hiked again due to the rapid improvement in market sentiment.   As the Fund's fiscal year drew to a close, however, some of the euphoria seemed to come out of the market.  Investors began to question whether the inability of the government to repeal and replace the Affordable Care Act indicated that it would have difficulty passing tax reform and infrastructure legislation as well.  After an eventful year, U.S. Treasury yields eased off of their highs, and the period ended with credit spreads tighter and interest rates moderately higher than where they started.

The Tributary Income Fund returned 1.07% (net, Institutional Plus) for the year ended March 31, 2017 compared to a 0.44% return for the Barclays U.S. Aggregate Bond Index.  U.S. Treasury yields moved higher over the trailing 12 months and the yield curve flattened as short and intermediate-term yields were 60-70 basis points (bps) higher, while the 30-year yield rose only 40 bps.  The shift of the yield curve was a positive contributor to the Fund's relative performance for the year, as our lower duration exposure in the belly of the curve boosted performance against the benchmark.  The largest positive impact on performance came from the Fund's sector allocation decision.  Our overweight position in the credit sectors of the market was especially beneficial, as credit spreads on non-government securities tightened significantly over the year.  Lower-quality corporate bonds were the best performing asset class in fixed income (the Barclays Corporate High Yield index returned over 16%), driven by the rebound in crude oil prices and the dovish tone from central banks early in the year.  Within the investment grade space, corporate bonds were the best performing sector with a 5.0% excess return over similar maturity Treasuries.  Non-corporate credit came in next with a 2.7% excess return, due largely to the exposure to emerging market sovereign debt.  Commercial mortgage backed securities ("MBS") and asset backed securities ("ABS") followed with a 1.8% excess return, while agency MBS performed in-line with Treasuries.  In addition to yield curve and sector allocation, the Fund's performance was also boosted by positive security selection in the ABS sector.

During the year the Fund's overall sector allocation shifted toward corporate credit securities and agency MBS and away from government securities and the non-agency structured product space.  We increased exposure mostly to industrial corporate bonds as we identified issuers with compelling credit fundamentals or deleveraging potential.  We again performed bond swaps by extending maturities in two names to capture value along the credit curve.  Our agency MBS allocation increased modestly during the year as we added exposure to specified story collateral, while our exposure to non-agency product declined due to legacy paydowns, even as we added positions in new issues of re-performing collateral.  In terms of credit quality there was no significant change during the year, as the Fund maintained a AA- weighted average credit rating.

Unlike the last few years when the markets were focused almost exclusively on monetary policy, market attention has shifted to fiscal policy and the potential for the successful implementation of pro-growth legislation.  Since the election, markets have built in expectations for lower tax rates, reduced regulation, and increased infrastructure spending through higher interest rates and increased equity valuations.  For interest rates and the stock market to remain at current levels or go higher, the White House and Congress must have some success in passing the proposed legislation into law.  If these expectations aren't met, the pace of fed funds rate increases may slow and the market may take interest rates lower and credit spreads wider.  As a result, we continue to manage our portfolios with an agnostic view toward the direction of interest rates.  Based on the Fed's recent shift in policy and its current discussions regarding the eventual tapering of its balance sheet reinvestments, we continue to maintain a slightly short duration position relative to our benchmark.  As for the Fund's  sector allocation, we remain underweight the traditional U.S. government sectors, in addition to an underweight in the agency MBS market given the uncertainty surrounding principal reinvestments by the Fed.  We remain overweight in the non-agency residential mortgage backed securities ("RMBS") and commercial mortgage backed securities ("CMBS") sectors, as well as the traditional ABS space, where we continue to believe yields offer better compensation per unit of risk.  We also remain overweight in the broad corporate sector, due largely to our exposure to industrial credits, even as we are significantly underweight the utility sector.  With spreads relatively tight from a historical perspective, and given we're likely in the later stages of the credit cycle, identifying and capitalizing on individual buy/sell opportunities in a timely manner will remain a key driver of performance.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.

4

INCOME FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2017

Portfolio Composition as of March 31, 2017
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Corporate Bonds	28.5%
U.S. Government Mortgage Backed Securities	27.0%
U.S. Treasury Securities	12.8%
Non-Agency Residential Mortgage Backed Securities	11.7%
Non-Agency Commercial Mortgage Backed Securities	8.1%
Asset Backed Securities	7.9%
Municipals	1.8%
Short-Term Investments	1.1%
Investment Company	0.7%
Exchange Traded Fund	0.3%
Preferred Stocks	0.1%
100.0%

Portfolio Analysis as of March 31, 2017
(Portfolio composition is subject to change)
Weighted Average to Maturity:	12.3	years

Average Annual Total Returns for the Year Ended March 31, 2017*
	1 Year	5 Year	10 Year
Tributary Income Fund — Institutional Class	0.89%	2.78%	4.20%
Barclays U.S. Aggregate Bond Index	0.44%	2.34%	4.27%
Prospectus Expense Ratio (Gross/Net)†		1.19%	0.81%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		1.62%	0.82%
	1 Year	5 Year	Since Inception††
Tributary Income Fund — Institutional Plus Class	1.07%	2.93%	5.56%
Prospectus Expense Ratio (Gross/Net)†		0.85%	0.64%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		0.83%	0.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2016. Net expense ratios are net of contractual waivers which are in effect from through July 31, 2018.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
Barclays U.S. Aggregate Bond Index is an unmanaged index and covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMS sectors. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the index.
5

NEBRASKA TAX-FREE FUND (Unaudited)

Investment Objective

The Tributary Nebraska Tax-Free Fund seeks as high a level of current income exempt from both federal and Nebraska income tax as is consistent with the preservation of capital.
Manager Commentary

Over the past year, markets moved from a period of volatility to stability, with much improved market conditions at the finish.  As we moved out of the first quarter of 2016, interest rates were falling and the Treasury curve was flattening in reaction to very weak global equity and commodity markets.  Global central banks responded in unison to the tighter financial conditions with a series of accommodative policy initiatives, including lower interest rates and increased security purchases.  The decline in yields bottomed out when the United Kingdom voted to leave the European Union and investors ran for the safety of U.S. Treasury securities. This initial instability caused the ten-year U.S. Treasury yield to decline from 2.24% at the start of 2016 to a multi-year low of 1.38% by mid-summer.  The markets quickly recovered, however, as accommodative monetary policies and improving economic data gave investors the confidence to move out of the safety of U.S. Treasury notes and into riskier assets.  The election of Donald Trump and the Republican sweep of Congress led to an enthusiastic market response, as investors focused on increased fiscal stimulus, tax reform and infrastructure spending.  Stocks rallied and bonds sold off smartly after the election and into the new calendar year, with the ten-year Treasury yield eventually climbing to a high of 2.63% by mid-March.  The Federal Reserve used the sudden burst of investor and consumer confidence as an opportunity to increase the fed funds rate in December, and only three months later in March they hiked again due to the rapid improvement in market sentiment.   As the Fund's fiscal year drew to a close, however, some of the euphoria seemed to come out of the market.  Investors began to question whether the inability of the government to repeal and replace the Affordable Care Act indicated that it would have difficulty passing tax reform and infrastructure legislation as well.  After an eventful year, U.S. Treasury yields eased off of their highs, and the period ended with credit spreads tighter and interest rates moderately higher than where they started.
The Tributary Nebraska Tax-Free Fund returned -0.43% (net, Institutional Plus) for the year ended March 31, 2017 compared to a 0.10% return for the Barclays 1-15 Year Municipal Blend Index.  U.S. Treasury yields moved higher over the trailing 12 months and the yield curve flattened as short and intermediate-term yields were 60-70 basis points (bps) higher, while the 30-year yield rose only 40 bps.  The municipal yield curve also saw yields move higher with the very short end seeing a high degree of volatility due to the money market reform that went into effect in October 2016, the post-election sell-off and the subsequent rally into the first quarter of 2017.  The belly and long-end of the municipal curve moved in line with Treasuries and saw some of the same flattening. Generally speaking, municipal ratios as a percent of U.S. Treasuries ended the year lower, with the short end performing the best.  As a result, the Fund's yield curve position was a modest negative contributor to performance given our underweight exposure to the 3-5 year segment of the curve.  Sector allocation was also a detractor to the Fund performance versus the benchmark, largely due to the nature of municipal issuance and concentration among issuers within the Nebraska municipal market.  Education, public power, and the water-sewer sectors were the weakest performing industries for the year, where the Fund had a combined 39% allocation.   On the other hand, housing revenue & industrial development bonds, which were the best performing sectors in the market, hampered relative performance due to the Fund's minimal exposure to these areas.  In terms of credit quality, the Fund closed the year with a AA weighted average credit rating, which was a modest one-notch improvement over the prior year.

Unlike the last few years when the markets were focused almost exclusively on monetary policy, market attention has shifted to fiscal policy and the potential for the successful implementation of pro-growth legislation.  Since the election, markets have built in expectations for lower tax rates, reduced regulation, and increased infrastructure spending through higher interest rates and increased equity valuations.  For interest rates and the stock market to remain at current levels or go higher, the White House and Congress must have some success in passing the proposed legislation into law.  If these expectations aren't met, the pace of fed funds rate increases may slow and the market may take interest rates lower and credit spreads wider.  As a result, we continue to manage our portfolios with an agnostic view toward the direction of interest rates.  Our outlook for the state of Nebraska remains positive.  Along with a majority of U.S. states, Nebraska has witnessed a recent trend of slowing state tax revenues driven by the current weakness in the agriculture economy and slowing growth in retail spending. For the current fiscal year the state is in the process of addressing budget shortfalls with spending cuts and revisions to future budget plans.  Overall the state continues to maintain extremely healthy cash reserves that should help address the current budget issues and afford the state flexibility in setting prudent future spending plans.  From an intra-state macro viewpoint, the Omaha and Lincoln metro areas are seeing continued economic growth, tax base expansion, and healthy construction and investment activities.  Rural towns and municipalities, especially those more dependent on the agriculture industry, are more susceptible to budget strains if the weakness in the sector continues.  Thankfully however, most of the state's municipalities function under very conservative budgeting and spending plans which should help cushion any short-term declines or weakness.  In terms of sector positioning, we remain underweight the general obligation sector relative to our benchmark, while maintaining a healthy overweight to the utility/essential service revenue sector.

As always, we remain committed to seeking prudent, value-enhancing investment opportunities consistent with our disciplined approach of managing for the long-term.
6

NEBRASKA TAX-FREE FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2017

Portfolio Composition as of March 31, 2017
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Municipals	96.9%
Short-Term Investments	3.1%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2017*
	1 Year	5 Year	Since Inception
Tributary Nebraska Tax-Free Fund — Institutional Plus Class †	-0.43%	2.51%	3.57%
Barclays 1-15 Year Municipal Blend Index	0.10%	2.68%	4.01%
Barclays Municipal Bond Index	0.15%	3.24%	4.40%
Prospectus Expense Ratio (Gross/Net)††		0.85%	0.45%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		0.69%	0.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The Fund's Institutional Plus Class performance for periods prior to the commencement of operations (1/1/16) is that of a common trust fund managed by First National Bank of Omaha. The common trust fund commenced operations on December 31, 2007.
(††) The expense ratios are from the Fund's prospectus dated August 1, 2016. Net expense ratios are net of contractual waivers which are in effect through July 31, 2018.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on December 31, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
Effective August 1, 2016, for consistency with the duration of parameters of the Fund, the Fund replaced Barclays Municipal Bond Index with Barclays 1-15 Year Municipal Blend Index as the primary benchmark of the Fund. The Barclays 1-15 Year Municipal Blend Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Barclays Municipal Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed tax exempt bond market. The index includes state and local general obligation, revenue, insured, and pre-refunded bonds. The Barclays Municipal Bond Index was incepted in January 1980. The index does not reflect the fees and expenses associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot invest directly in the index.

7

BALANCED FUND (Unaudited)

Investment Objective

The Tributary Balanced Fund seeks capital appreciation and current income.
Manager Commentary

For the fiscal year ended March 31, 2017, the Tributary Balanced Fund (FOGBX) returned 7.90% (net, Institutional Plus), a solid rebound from the prior fiscal year.  As compared to the Composite Index (60% Russell 3000 Index; 40% Barclays U.S. Intermediate Government/Credit Index), the Fund lagged the benchmark return of 10.76%.  The Balanced Fund also underperformed the average fund in the Morningstar Moderate Asset Allocation category.
There are three primary drivers of relative performance.  First, the asset allocation mix between stocks, bonds and cash.  During the fiscal year, the portfolio management team slightly overweighted equities with an average allocation of 61% (60% index weighting) and underweighted fixed income with average exposure of 37% (40% index weighting).  This tactical decision had a slight positive impact on performance as equities outperformed fixed income returns.  The average cash weighting of 2% negatively impacted performance due to its low returns.  Second, equity returns relative to the benchmark, which was the primary factor in Fund underperformance.  Individual stock holdings returned 13.86% over the last year, behind the Russell 3000 Index return of 18.07%.  The biggest headwind in equity returns was the poor performance of growth relative to value stocks.  The Russell 3000 Value Index return was almost 4% higher than its respective growth counterpart.  Although we are a core manager, the emphasis on profit outlook leads to a growth bias in the equity portion of the Fund.  Interestingly, this trend recently reversed with growth stocks performing significantly better in early 2017.  Third, fixed income returns were positive on an absolute and relative basis.  Individual bond holdings returned 1.00% over the last 12 months, above the Barclays U.S. Intermediate Government/Credit Index return of 0.42%.  The major contributor to performance was the emphasis on credit as corporate bonds, municipal bonds and corporate CMO's and Remic's enhanced returns.
In equities, sector allocation had a minimal impact on performance.  The benefits from being underweight in the defensive areas of the market (Consumer Staples, Real Estate, Telecommunication Services) was offset by being underweight in Financials and overweight in Healthcare and Consumer Discretionary.  Stock selection was positive in Real Estate and Utilities.  The top five contributors were Apple (Information Technology), JP Morgan (Financials), Facebook (Information Technology) Ulta Beauty (Consumer Discretionary) and Broadcom (Information Technology).  In the latest fiscal year, stock selection was negative in Financials, Industrials and Healthcare.  The bottom five detractors from performance include Allergan (Healthcare), Gilead Sciences (Health Care), Acuity Brands (Industrials), Sketchers (Consumer Discretionary) and CVS Health (Consumer Staples).
Over the last year, the portfolio management team increased returns and risk by taking the stock allocation from 59% at the beginning of the period to 64% by fiscal year-end.  This tactical decision was based on our expectation of a transition to better economic growth and slightly higher inflation, and the forecast for earnings growth.  In equities, we maintained the large cap growth bias of the Fund and beta relative to the S&P 500 of 1.01.  On a sector basis, we remain overweight Information Technology and Industrials, and underweight Real Estate and Consumer Discretionary.  There were no significant changes to the fixed income duration and credit quality in the Fund over the last 12 months.
We believe the key to further upside in equities is broad-based profit expansion.  All 11 sectors are currently expected to report higher earnings this year, with growth particularly strong in Energy, Basic Materials, Financials and Information Technology.  The reason for the importance of profit growth is the relatively high market valuations.  As of March 31, 2017, the Russell 3000 Index is trading on a forward P/E basis of 18.0x. Effectively, the market is expecting an acceleration in earnings to sustain these valuations.  Even with somewhat higher market valuations, there are individual sectors and companies trading at attractive valuations.  In the equity portion of the Fund, we focus on stock selection and continue to find companies with a rising profit outlook and reasonable valuations.  The Information Technology sector is one area that exhibits these characteristics.  We expect stock selection to be a primary driver of returns.
Based on our macroeconomic and profit outlook and asset class valuations, we continue to modestly overweight equities relative to bonds.  Our current stock exposure is 64% with a 33% allocation to fixed income.  We continue to closely monitor the global economic environment for signs of acceleration or deceleration.  As warranted, we will adjust overall Fund risk based on our outlook and opportunities we see within various asset classes.  Due to its diversification, we believe the Tributary Balanced Fund is well positioned to performance in different economic and market environments.
8

BALANCED FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2017

Portfolio Composition as of March 31, 2017
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Information Technology	15.7%
Financials	15.0%
Government Securities	13.0%
Consumer Discretionary	9.3%
Health Care	9.1%
Industrials	8.3%
Consumer Staples	6.3%
Energy	4.9%
Materials	3.1%
Short-Term Investments	2.9%
Non-Agency Commercial Mortgage Backed Securities	2.5%
Asset Backed Securities	2.2%
Telecommunication Services	2.1%
Real Estate	1.8%
Utilities	1.6%
Non-Agency Residential Mortgage Backed Securities	1.6%
U.S. Government Mortgage Backed-Securities	0.6%
100.0%
Average Annual Total Returns for the Year Ended March 31, 2017*
	1 Year	5 Year	10 Year
Tributary Balanced Fund — Institutional Class	7.71%	7.31%	6.78%
Composite Index	10.76%	8.68%	6.35%
Russell 3000 Index	18.07%	13.18%	7.54%
Barclays U.S. Intermediate Government/Credit Index	0.42%	1.88%	3.76%
Prospectus Expense Ratio (Gross/Net)†		1.26%	1.19%
Expense Ratio for the Year Ended arch 31, 2017 (Gross/Net)		1.26%	1.18%
	1 Year	5 Year	Since Inception††
Tributary Balanced Fund — Institutional Plus Class	7.90%	7.54%	6.88%
Prospectus Expense Ratio (Gross/Net)†		1.01%	0.99%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		1.03%	0.99%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2016. Net expense ratios are net of contractual waivers which are in effect from through July 31, 2018.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
Effective August 1, 2016, the Fund replaced the S&P 500 Index with the Composite Index comprised of 60% Russell 3000 Index and 40% Barclays U.S. Intermediate Government/Credit Index as the Fund's primary benchmark and the Composite Index comprised of 60% S&P 500 Index and 40% Barclays U.S. Intermediate Government/Credit Index with the Russell 3000 Index, as one of the Fund's secondary benchmarks.The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Fund. Sixty percent of the Composite Index is comprised of the Russell 3000 Index and forty percent of the Composite index is comprised of the Barclays U.S. Intermediate Government/Credit Index. The Russell 3000 Index seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S. The Barclays U.S. Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.

9

GROWTH OPPORTUNITIES FUND (Unaudited)

Investment Objective

The Tributary Growth Opportunities Fund seeks long-term capital appreciation.
Manager Commentary

For the fiscal year ended March 31, 2017, the Tributary Growth Opportunities Fund (FOGRX) delivered a very solid 18.21% return (net, Institutional Plus), a result that exceeded the S&P 500 Index by 1.04%, and outperformed the closely tracked Russell Midcap Growth Index by 4.14%.
As the fiscal year began, equity markets were recovering from a period of flat earnings growth, driven in no small part to an Energy sector that was coming back into balance after a period of overinvestment.  We were fortunate to recognize early on that the very accommodative policies of the global central banks would eventually translate into improved earnings growth prospects for many companies in our investment universe.  As a result, we repositioned the Fund from a slightly defensive bias to a more aggressive stance as the year progressed.  And even though domestically the Federal Reserve was leaning closer toward tighter monetary policy, we were confident that the central bank would take a very cautious and measured approach during an election year.
That being said, our weightings did not change significantly on a sector by sector basis, though we tended to be more aggressive on our weightings in selective higher beta names in many of our sector groups.  One segment of the market where we did add exposure was in Materials, where the additions of Martin Marietta Materials and Platform Specialty Products moved our positioning more in-line with the benchmark by the end of the year.  Conversely, we moved our sector weighting in Healthcare from a significant overweight to a near benchmark weight, as earnings growth began to disappoint in a number of sub-segments, specifically those related to IT spending projects.
Perhaps one the most value-added moves on our part was correctly identifying an improving expenditure backdrop for major construction projects in the Utilities end markets.  This translated into ownership of two construction companies: (1) MasTec, which provides construction services and maintenance for smaller scale projects primarily in the telecommunications, as well oil & gas pipeline end markets; and (2) Quanta Services, which provides services for larger scale projects in similar end markets, with the addition of electric power projects.  The timely build of positions in both names resulted in a 98% return for MasTec and a 47% return for Quanta, which was a major influence in making Industrials our best performing sector—adding approximately 2.5% in incremental performance alone.
We also had a very decent year in the diverse, yet very volatile Consumer Discretionary sector.  While earnings growth was slowly recovering in a number of cyclical end markets, consumer spending patterns remained very erratic for most of the year—making for a very treacherous environment for investors.  Fortunately, we maintained aggressive positions in two companies that consistently delivered on strong earnings for the full year: (1) Ulta Beauty, which delivered a 47% return for the Fund; and (2) Restaurant Brands International, which generated an almost matching 45% return.  In addition, our timely move to add Royal Caribbean Cruises after pause of interrupted growth this past fall resulted in a 45% return in a partial year of ownership.  Collectively, our solid selection in the group resulted in an average return of 9.5%, which was well ahead of the 1.7% return from the benchmark—and added over 2% in incremental performance for the Fund.
As is usually the case in a well-diversified Fund, not all went well.  For starters, we missed the initial surge in a recovering Energy sector, delivering a modest 3% gain on average when the benchmark rebounded almost 20%.  Fortunately, this sector group has a miniscule weighting in the Russell Midcap Growth benchmark (less than 2%), so the detraction from total portfolio relative performance was quite minimal.  More acutely, perhaps, was our lack of participation in a rebounding Financials sector late in the fiscal year.  While we saw a decent 14% return on average in the Fund, results were quite modest in comparison to the 27% return delivered by the benchmark.  Our biggest detractor in the group was T. Rowe Price, which declined a modest 4%—but that was in a sea of double-digit gains.  Collectively, our lack of participation in this very strong group detracted roughly 0.5% from Fund performance, almost all of which was stock selection related.
As the fiscal year comes to an end and we are looking forward toward 2018, we see a market that is beginning to digest very strong post-election gains, based on improving company fundamentals and improving business/consumer sentiment.  The final quarter of the fiscal year saw returns higher by roughly 7% in a strong performing Mid Cap Growth equity sub-segment—yet the Fund was able to keep pace with those impressive gains.   We believe the environment for improved earnings growth remains in place and will remain the primary driver of performance in most equity classes this year.  That being said, we will not be too surprised to see the market go through minor periods of consolidating those gains as uncertainties on the fiscal policy front from the incoming Trump administration find resolution, and the path for interest rate normalization from the Federal Reserve continues its slow march forward.  In such an environment, it's essential to emphasize our efforts to maintain a diversified portfolio in the context of a market than remains generally supportive of risk assets.  We will remain diligent in prudently managing our total risks of the Fund, while concurrently, finding pockets of opportunity to enhance shareholder returns—with the overriding goal of generating superior peer group performance on a risk-adjusted basis.
10

GROWTH OPPORTUNITIES FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2017

Portfolio Composition as of March 31, 2017
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Information Technology	21.0%
Consumer Discretionary	20.8%
Health Care	14.2%
Industrials	13.3%
Consumer Staples	9.4%
Real Estate	6.0%
Materials	5.1%
Financials	4.3%
Energy	1.3%
Utilities	1.0%
Short-Term Investments	3.6%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2017*
	1 Year	5 Year	10 Year
Tributary Growth Opportunities Fund — Institutional Class	17.89%	10.40%	8.04%
Russell Midcap Growth Index	14.07%	11.95%	8.13%
S&P 500 Index	17.17%	13.30%	7.51%
Prospectus Expense Ratio (Gross/Net)†		1.27%	1.16%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		1.25%	1.14%
	1 Year	5 Year	Since Inception††
Tributary Growth Opportunities Fund — Institutional Plus Class	18.21%	10.65%	9.45%
Prospectus Expense Ratio (Gross/Net)†		0.99%	0.94%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		0.98%	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2016. Net expense ratios are net of contractual waivers which are in effect from through July 31, 2018.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund's primary index is the Russell Midcap Growth Index, however to provide a broader market comparative, the S&P 500 Index is a secondary benchmark. The S&P 500 Index is a broad based index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that measures the U.S. stock market as a whole. The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.
11

SMALL COMPANY FUND (Unaudited)

Investment Objective

The Tributary Small Company Fund seeks long-term capital appreciation.
Manager Commentary

For the year ended March 31, 2017, Tributary Small Company Fund returned 24.14% (net, Institutional Plus Class) compared to 26.22% for the Russell 2000 Index and 29.37% for the Russell 2000 Value Index.
Value stocks were favored over growth stocks as the Russell 2000 Value Index outperformed the Russell 2000 Growth Index over the last 12 months by over 6%.  According to attribution analysis, companies with negative expected earnings performed very well.  Representing approximately 16% of the Russell 2000 Index, companies with negative expected earnings returned +36% in the last 12 months versus a return of +25% for companies with positive expected earnings.  Higher beta stocks, companies with low or no dividend yield and smaller market capitalization companies also were favored over the last year.

The best performing sectors in the small cap market over the last 12 months were Materials (+49%), Financials (+37%) and Information Technology (+33%).  The weakest performing sectors in the small cap market over the last 12 months were Telecommunications Services (+6%), Consumer Discretionary (+11%) and Real Estate (+14%).

The Tributary Small Company Fund's strongest relative performance came from the Consumer Discretionary and Industrials economic sectors.  In the Consumer Discretionary sector, the Fund's return was approximately +28% over the last year compared to a return for the Russell 2000 Consumer Discretionary sector of approximately +11%.  Several of our Consumer Discretionary holdings generated strong returns due to company specific results.  One example, iRobot Corporation, had a total return of approximately +76% in the last year on very strong sales of its Roomba robotic vacuuming system.   In the Industrials sector, the Fund generated a positive return of +33% in the prior 12 months versus a return for Industrial stocks within the Russell 2000 of +28%.  The Fund's largest positive contributor to performance in the Industrials sector was CLARCOR Incorporated.  It had a total return in the last year of approximately +46%, partly as a result of Parker-Hannifin's bid to acquire the company in December 2016 for $83 per share in cash.

The Tributary Small Company Fund's weakest relative performance came from the Materials and Healthcare economic sectors.  In the Materials sector, the Fund's return was approximately +24% over the last year compared to a return for the Russell 2000 Materials sector of approximately +49%.  Commodity-oriented chemicals and mining companies performed very well in the Materials sector over the last year.  Our holdings in this sector tend to be less cyclical businesses selling higher value-added products.  In the Healthcare sector, the Fund's trailing 12-month return of approximately +19% trailed the Russell 2000 Healthcare sector return of +26%.  There were two reasons for the Fund's relative underperformance in the Healthcare sector.  One, biotech stocks were +35% in the last year and are approximately 5% of the Russell 2000 Index.  As these are typically cash burning businesses, they do not fit well into our investment profile.  Our underweight position in that industry group was a drag on performance.  Secondly, Integer Holdings and Diplomat Pharmacy experienced negative business fundamentals during the last year that had a negative impact on their stock prices.  Subsequently, these two companies were sold from the Fund.

The Fund's average cash position was approximately 4.4% over the last 12 months and was a drag on performance due to the strong market return.

The election of Donald Trump as President of the United States has turned out to be good for equity returns so far.  By the end of March 2017, investors appeared to be relatively optimistic that President Trump's new administration will have a positive impact on U.S. economic growth.  However, with the failure to repeal and replace Obamacare, that optimism has likely been tempered a bit.  An inability to successfully work with Congress on one of his signature campaign themes will have investors questioning the potential to implement business friendly legislation or policies relative to taxes, trade and regulations.  Smaller capitalization companies would stand to benefit disproportionately relative to larger capitalization companies from many of the domestically-oriented themes from the campaign trail.  As of now, however, this opportunity looks incrementally less certain.

In March 2017, the current bull market reached eight years in length based on returns for the S&P 500.  This is not the longest bull market or the best in terms of return.  It is also not the most expensive, but it is not cheap either.  The same can be said for stocks in the small cap asset class.  Small cap companies as a whole continue to trade at relatively high valuations compared to history.  Typically, at these levels, forward-looking returns have been muted.  So, it might be prudent for investors to lower their return expectations.  However, this does not mean that the market cannot continue to grind higher.  Attempting to predict the direction of the stock market is an exercise in futility.  So we do not attempt it.

Rather, our approach to investing focuses on owning a fully invested, diversified portfolio of quality businesses at attractive prices.  We believe the companies in our portfolio will continue to grow their intrinsic value for our shareholders and represent value that will be rewarded by the market over time.

12

SMALL COMPANY FUND (Unaudited)

Return of a $10,000 Investment as of March 31, 2017

Portfolio Composition as of March 31, 2017
Percentage Based on Total Value of Investments
(Portfolio composition is subject to change)
Information Technology	20.5%
Financials	16.4%
Industrials	14.6%
Consumer Discretionary	14.3%
Health Care	10.4%
Materials	5.7%
Real Estate	4.7%
Energy	3.7%
Utilities	2.0%
Consumer Staples	2.0%
Short-Term Investments	5.7%
100.0%

Average Annual Total Returns for the Year Ended March 31, 2017*
	1 Year	5 Year	10 Year
Tributary Small Company Fund — Institutional Class	23.87%	12.49%	9.28%
Russell 2000 Index	26.22%	12.35%	7.12%
Russell 2000 Value Index	29.37%	12.54%	6.09%
Prospectus Expense Ratio (Gross/Net)†		1.34%	1.18%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		1.31%	1.20%
	1 Year	5 Year	Since Inception††
Tributary Small Company Fund — Institutional Plus Class	24.14%	12.74%	9.71%
Prospectus Expense Ratio (Gross/Net)†		1.07%	0.99%
Expense Ratio for the Year Ended March 31, 2017 (Gross/Net)		1.06%	0.99%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower to higher. Total returns include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.tributaryfunds.com.
(†) The expense ratios are from the Fund's prospectus dated August 1, 2016. Net expense ratios are net of contractual waivers which are in effect from through July 31, 2018.
(††) Commencement date for the Institutional Plus Class was October 14, 2011.
(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects contractual fee waivers in effect for certain periods. Without these fee waivers, the performance would have been lower.
The line chart assumes an initial investment of $10,000 made on March 31, 2007. Total return is based on net change in net asset value ("NAV") assuming reinvestment of all dividends and other distributions.
The performance of Institutional Plus Class will be different than Institutional Class based on differences in fees borne by each class.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000®Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equities universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management, administration and other operational fees. Investors cannot directly invest in the indices.
13

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 40.8%
Asset Backed Securities - 16.8%
$725,000	Ally Auto Receivables Trust, 1.53%, 04/15/19	$725,560
865,000	American Express Credit Account Master Trust, 1.28%, 12/15/21 (a)	869,314
855,000	AmeriCredit Automobile Receivables Trust, 1.92%, 11/08/19	857,351
1,317,387	Ascentium Equipment Receivables, LLC, 1.93%, 03/11/19 (b)	1,318,577
184,316	Ascentium Equipment Receivables, LLC, 1.61%, 10/13/20 (b)	184,377
685,000	Ascentium Equipment Receivables, LLC, 5.92%, 06/12/23 (b)	706,019
570,000	BA Credit Card Trust, 1.36%, 09/15/20	569,425
720,000	Cabela's Credit Card Master Note Trust, 1.45%, 06/15/20 (b)	720,192
1,215,000	Cabela's Credit Card Master Note Trust, 2.17%, 08/16/21 (b)	1,220,453
916,000	Capital One Multi-Asset Execution Trust, 1.48%, 07/15/20	916,878
712,961	Chrysler Capital Auto Receivables Trust, 1.47%, 04/15/19 (b)	713,355
1,124,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	1,146,657
950,000	Eaton Vance CLO, Ltd., 2.23%, 07/15/26 (a)(b)	950,577
1,155,000	Ford Credit Floorplan Master Owner Trust A, 2.16%, 11/15/21	1,148,745
635,000	GreatAmerica Leasing Receivables Funding, LLC, 1.72%, 04/22/19 (b)	634,184
700,000	Honda Auto Receivables Owner Trust, 1.18%, 05/18/20	700,106
905,000	Magnetite IX, Ltd., 2.46%, 07/25/26 (a)(b)	906,069
46,806	OneMain Financial Issuance Trust, 2.43%, 06/18/24 (b)	46,815
663,879	Preferred Term Securities XI Ltd / Preferred Term Securities XI, Inc., 1.80%, 09/24/33 (a)(b)	595,831
719,500	Preferred Term Securities XII, Ltd./Preferred Term Securities XII, Inc., 1.85%, 12/24/33 (a)(b)	642,154
538,511	Preferred Term Securities XIV, Ltd. / Preferred Term Securities XIV, Inc., 1.63%, 06/24/34 (a)(b)	456,388
634,400	Preferred Term Securities XXIV, Ltd./Preferred Term Securities XXIV, Inc., 1.43%, 03/22/37 (a)(b)	504,348
467,609	Santander Drive Auto Receivables Trust, 1.97%, 11/15/19	468,304
1,340,000	Santander Drive Auto Receivables Trust, 1.34%, 11/15/19	1,338,828
Principal Amount	Security Description	Value
$407,181	SLM Student Loan Trust, 2.69%, 07/25/22 (a)	$414,525
1,244,318	SLM Student Loan Trust, 2.54%, 04/25/23 (a)	1,269,161
850,000	Verizon Owner Trust, 1.42%, 01/20/21 (b)	844,777
645,000	Voya CLO, Ltd., 2.47%, 01/18/26 (a)(b)	645,095
		21,514,065
Non-Agency Commercial Mortgage Backed Securities - 9.8%
171,425	7 WTC Depositor LLC Trust REMIC, 4.08%, 03/13/31 (b)	173,385
938,330	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.69%, 06/11/50 (a)	945,000
2,524,972	Citigroup Commercial Mortgage Trust REMIC, 2.12%, 09/10/45 (a)(b)	155,469
179,335	Citigroup Commercial Mortgage Trust REMIC, 5.79%, 06/14/50 (a)(b)	179,436
1,806,607	COMM Mortgage Trust Interest Only REMIC, 1.46%, 03/10/46 (a)	63,455
53,271	DBUBS Mortgage Trust Interest Only REMIC, 0.44%, 08/10/44 (a)(b)	580
540,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (a)(b)	553,714
735,000	FREMF Mortgage Trust REMIC, 2.43%, 03/25/45 (a)(b)	734,902
4,589,246	GS Mortgage Securities Trust REMIC, 1.36%, 08/10/44 (a)(b)	219,925
980,000	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	990,538
527,270	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (b)	539,171
892,611	JPMBB Commercial Mortgage Securities Trust REMIC, 2.42%, 07/15/45	898,441
245,532	JPMBB Commercial Mortgage Securities Trust REMIC, 1.25%, 02/15/47	244,902
650,000	LSTAR Commercial Mortgage Trust REMIC, 3.13%, 04/20/48 (a)(b)	656,314
1,118,600	LSTAR Commercial Mortgage Trust REMIC, 1.82%, 03/10/49 (b)	1,103,118
1,385,374	Morgan Stanley Bank of America Merrill Lynch Trust Interest Only REMIC, 1.04%, 12/15/48 (a)	64,913
467,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	470,520
1,010,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.97%, 09/15/48	1,029,820

See accompanying Notes to Financial Statements.
14

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value
$158,709	Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 0.80%, 02/15/44 (a)(b)	$3,876
1,035,670	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.00%, 03/15/44 (b)	1,061,271
504,854	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 4.39%, 06/15/44 (b)	518,701
210,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.70%, 03/15/45	211,079
64,579	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/45	64,533
157,558	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 1.12%, 03/15/46	156,894
1,200,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 3.65%, 12/15/46	1,246,564
274,576	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 1.23%, 03/15/47	273,420
		12,559,941
Non-Agency Residential Mortgage Backed Securities - 14.2%
648,615	Bayview Commercial Asset Trust REMIC, 1.85%, 12/25/33 (a)(b)	603,105
846,248	Bayview Commercial Asset Trust REMIC, 1.21%, 12/25/36 (a)(b)	759,952
1,060,000	Bayview Commercial Mortgage Pass-Through Trust REMIC, 1.55%, 04/25/36 (a)(b)	1,027,148
94,985	Bayview Financial Acquisition Trust REMIC, 6.21%, 05/28/37 (c)	97,952
1,096,661	Bayview Financial Acquisition Trust REMIC, 3.31%, 05/28/44 (a)	1,072,485
500,000	Bayview Financial Mortgage Pass-Through Trust REMIC, 2.38%, 04/28/39 (a)	497,347
314,878	Citicorp Residential Mortgage Trust REMIC, 5.51%, 07/25/36 (c)	318,092
68,871	Citicorp Residential Mortgage Trust REMIC, 5.51%, 07/25/36 (c)	70,468
453,692	Citicorp Residential Mortgage Trust REMIC, 5.68%, 09/25/36 (c)	461,604
205,279	Citigroup Global Markets Mortgage Securities VII, Inc. REMIC, 6.93%, 08/25/28	208,673
266,202	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (a)(b)	276,232
97,891	Citigroup Mortgage Loan Trust REMIC, 1.13%, 08/25/36 (a)	96,995
Principal Amount	Security Description	Value
$37,956	CitiMortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	$38,746
1,111,727	Conseco Finance Corp. REMIC, 3.66%, 04/15/32 (a)	1,097,885
227,099	Conseco Financial Corp., 7.30%, 09/15/26 (a)	229,425
19,579	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	18,736
182,666	Credit-Based Asset Servicing and Securitization, LLC REMIC, 2.11%, 02/25/33 (a)	179,846
606,711	Credit-Based Asset Servicing and Securitization, LLC REMIC, 6.02%, 12/25/37 (b)(c)	627,719
182,486	First NLC Trust REMIC, 1.25%, 02/25/36 (a)	181,956
654,354	Fremont Home Loan Trust REMIC, 1.85%, 11/25/34 (a)	591,877
192,196	Goldman Sachs Alternative Mortgage Products Trust REMIC, 1.63%, 03/25/34 (a)	192,259
1,200,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 1.48%, 05/25/36 (a)(b)	1,156,505
664,809	HSBC Home Equity Loan Trust USA, 2.28%, 11/20/36 (a)	665,188
39,081	Irwin Whole Home Equity Loan Trust REMIC, 2.33%, 02/25/29 (a)	38,614
123,071	Irwin Whole Loan Home Equity Trust REMIC, 2.08%, 11/25/28 (a)	120,684
114,313	Irwin Whole Loan Home Equity Trust REMIC, 1.69%, 12/25/29 (a)	113,392
739,243	Irwin Whole Loan Home Equity Trust REMIC, 2.33%, 06/25/34 (a)	720,332
748,163	JP Morgan Mortgage Acquisition Trust REMIC, 1.21%, 07/25/36 (a)	725,499
204,666	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	207,748
799,101	Long Beach Mortgage Loan Trust REMIC, 1.88%, 10/25/34 (a)	733,434
246,762	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (a)(b)	252,531
115,277	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)(b)	116,296
334,705	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (a)(b)	341,825
152,410	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (c)	121,608
210,000	NovaStar Mortgage Funding Trust REMIC, 2.71%, 03/25/35 (a)	205,283
668,926	Oakwood Mortgage Investors, Inc. REMIC, 1.29%, 03/15/18 (a)(b)	635,888

See accompanying Notes to Financial Statements.
15

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value
$408,329	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates REMIC, 1.96%, 10/25/34 (a)	$404,167
88,709	Renaissance Home Equity Loan Trust REMIC, 4.88%, 02/25/35 (c)	88,757
34,217	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35 (c)	34,130
105,705	Residential Accredit Loans, Inc. Trust REMIC, 12.96%, 03/25/18 (a)	108,352
48,479	Residential Accredit Loans, Inc. Trust REMIC, 6.00%, 10/25/34	50,460
420,241	Residential Accredit Loans, Inc. Trust REMIC, 1.36%, 01/25/35 (a)	416,723
93,811	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	93,576
560,397	Residential Asset Mortgage Products, Inc. Trust REMIC, 1.75%, 06/25/35 (a)	553,293
74,966	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (a)	77,793
58,587	Residential Asset Securities Corp. Trust REMIC, 3.87%, 05/25/33 (a)	59,097
75,371	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (a)	76,980
70,202	Residential Asset Securitization Trust REMIC, 3.75%, 10/25/18	70,168
421,319	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (a)(b)	428,550
928,026	Truman Capital Mortgage Loan Trust REMIC, 1.41%, 03/25/37 (a)(b)	916,151
		18,181,526
Total Non-U.S. Government Agency Asset-Backed Securities (Cost $52,297,742)		52,255,532
Corporate Bonds - 31.7%
Consumer Discretionary - 5.7%
560,000	AMC Networks, Inc., 4.75%, 12/15/22	562,800
1,259,000	CBS Corp., 3.38%, 03/01/22	1,284,503
380,000	Hanesbrands, Inc., 4.63%, 05/15/24 (b)	374,775
380,000	Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp., 4.63%, 04/01/25 (b)	383,800
520,000	Levi Strauss & Co., 5.00%, 05/01/25	533,104
1,260,000	Newell Brands, Inc., 2.05%, 12/01/17	1,264,040
720,000	Newell Brands, Inc., 3.15%, 04/01/21	736,546
445,000	PVH Corp., 4.50%, 12/15/22	449,450
470,000	The Goodyear Tire & Rubber Co., 5.13%, 11/15/23	489,975
1,305,000	Whirlpool Corp., 1.65%, 11/01/17	1,305,277
		7,384,270
Consumer Staples - 1.6%
665,000	Church & Dwight Co., Inc., 2.45%, 12/15/19	671,102
Principal Amount	Security Description	Value
$346,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	$343,781
119,000	Kraft Heinz Foods Co., 4.88%, 02/15/25 (b)	127,204
395,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (b)	438,450
475,000	PepsiCo., Inc., 1.50%, 02/22/19	475,011
		2,055,548
Energy - 0.8%
944,000	ConocoPhillips, 6.65%, 07/15/18	1,003,103
Financials - 14.6%
370,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.95%, 02/01/22	379,944
1,410,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	1,412,421
1,250,000	Bank of America Corp., MTN, 5.65%, 05/01/18	1,300,465
1,261,000	CBRE Services, Inc., 5.00%, 03/15/23	1,311,575
1,229,000	Chubb INA Holdings, Inc., 2.30%, 11/03/20	1,233,247
1,270,000	Citigroup, Inc., 2.55%, 04/08/19	1,282,479
1,320,000	JPMorgan Chase & Co., Series 1, 7.90% (callable at 100 beginning 04/30/18) (a)(d)	1,367,850
1,295,000	KeyCorp, MTN, 2.90%, 09/15/20	1,315,913
1,325,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (b)	1,332,639
1,160,000	Morgan Stanley, MTN, 2.63%, 11/17/21	1,150,813
1,185,000	Prudential Financial, Inc., MTN, 5.38%, 06/21/20	1,299,648
1,280,000	Regions Financial Corp., 3.20%, 02/08/21	1,301,547
1,200,000	The Goldman Sachs Group, Inc., 2.14%, 04/26/22 (a)	1,209,923
1,310,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,425,400
1,300,000	Wells Fargo & Co., Series K, 7.98% (callable at 100 beginning 03/15/18) (a)(d)	1,353,625
		18,677,489
Health Care - 0.9%
1,158,000	Becton Dickinson and Co., 2.68%, 12/15/19	1,174,370
Industrials - 3.4%
1,207,000	Burlington Northern Santa Fe, LLC, 5.75%, 03/15/18	1,255,075
290,000	General Electric Co., MTN, 1.30%, 08/07/18 (a)	290,643

See accompanying Notes to Financial Statements.
16

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

SHORT-INTERMEDIATE BOND FUND
Principal Amount	Security Description	Value
$310,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (b)	$323,950
1,185,000	Roper Technologies, Inc., 2.80%, 12/15/21	1,186,208
1,285,000	Textron, Inc., 3.65%, 03/01/21	1,321,031
		4,376,907
Information Technology - 1.8%
1,050,000	Oracle Corp., 2.25%, 10/08/19	1,062,749
1,270,000	QUALCOMM, Inc., 3.00%, 05/20/22	1,285,066
		2,347,815
Telecommunication Services - 2.0%
1,223,000	AT&T, Inc., 3.80%, 03/15/22	1,264,886
1,272,000	Verizon Communications, Inc., 2.95%, 03/15/22 (b)	1,266,434
		2,531,320
Utilities - 0.9%
1,060,000	PacifiCorp, 5.50%, 01/15/19	1,128,742
Total Corporate Bonds (Cost $40,677,293)		40,679,564
Government & Agency Obligations - 24.4%
GOVERNMENT SECURITIES - 21.7%
Municipals - 0.2%
245,000	North Carolina Housing Finance Agency, North Carolina RB, 2.34%, 01/01/19	245,411
U.S. Teasury Securities - 21.5%
7,475,000	U.S. Treasury Note, 1.25%, 01/31/19	7,476,749
20,010,000	U.S. Treasury Note, 2.00%, 02/28/21	20,185,088
		27,661,837
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 2.7%
Federal Home Loan Mortgage Corp. - 0.2%
109,137	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/20	111,595
786,527	Federal Home Loan Mortgage Corp. REMIC Interest Only, 4.00%, 09/15/45	165,916
		277,511
Federal National Mortgage Association - 1.7%
1,297,405	Federal National Mortgage Association Interest Only, 0.72%, 02/25/22 (a)	36,073
690,405	Federal National Mortgage Association, 3.00%, 10/01/26	710,255
49,755	Federal National Mortgage Association REMIC, 4.00%, 07/25/21	50,912
152,226	Federal National Mortgage Association REMIC, 4.00%, 02/25/26	158,871
175,059	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	176,783
42,310	Federal National Mortgage Association REMIC Interest Only, 5.00%, 03/25/39	743
Shares or Principal Amount	Security Description	Value
$458,430	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	$453,582
523,321	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	545,186
		2,132,405
Government National Mortgage Association - 0.8%
262,936	Government National Mortgage Association, 4.73%, 06/20/61 (a)	270,698
747,797	Government National Mortgage Association REMIC, 2.67%, 02/16/44	751,781
		1,022,479
Total Government & Agency Obligations (Cost $31,450,666)		31,339,643
Preferred Stocks - 0.4%
Financials - 0.4%
550	U.S. Bancorp., Series A, 3.50% (callable at 1,000 beginning on 05/01/17) (a) (d)	473,000
Total Preferred Stocks (Cost $564,328)		473,000
Short-Term Investments - 1.9%
Investment Company - 1.9%
2,438,523	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.58% (e)	2,438,523
Total Short-Term Investments (Cost $2,438,523)		2,438,523
Total Investments - 99.2% (Cost $127,428,552)		127,186,262
Other assets in excess of liabilities – 0.8%		966,803
NET ASSETS – 100.0%		$128,153,065

(a)	Variable rate security. Rate presented is as of March 31, 2017.
(b)
144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds' Board of Directors. As of March 31, 2017, the aggregate value of these liquid securities were $29,790,645 or 23.2% of net assets.

(c)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2017.
(d)	Perpetual maturity security.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2017.

ABS	Asset Backed Security
AMBAC	AMBAC Indemnity Corp.
CLO	Collateralized Loan Obligation
GO	General Obligation
LLC	Limited Liability Company
MTN	Medium Term Note
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.
17

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

INCOME FUND
Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 27.4%
Asset Backed Securities - 7.8%
$217,261	Ascentium Equipment Receivables, LLC, 1.61%, 10/13/20 (a)	$217,334
1,455,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (a)	1,452,898
1,000,000	Capital One Multi-Asset Execution Trust, 1.48%, 07/15/20	1,000,959
1,440,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	1,469,026
1,150,000	Eaton Vance CLO, Ltd., 2.23%, 07/15/26 (a)(b)	1,150,698
1,475,000	Ford Credit Floorplan Master Owner Trust A, 2.16%, 11/15/21	1,467,012
1,240,000	Magnetite IX CLO, Ltd., 2.46%, 07/25/26 (a)(b)	1,241,464
243,883	OneMain Financial Issuance Trust, 2.43%, 06/18/24 (a)	243,931
408,745	Preferred Term Securities XI, Ltd / Preferred Term Securities XI, Inc., 1.80%, 09/24/33 (a)(b)	366,849
1,065,878	Preferred Term Securities XII, Ltd. / Preferred Term Securities XII, Inc., 1.85%, 12/24/33 (a)(b)	951,296
538,511	Preferred Term Securities XIV, Ltd. / Preferred Term Securities XIV, Inc., 1.63%, 06/24/34 (a)(b)	456,388
881,573	Preferred Term Securities XXI, Ltd. / Preferred Term Securities XXI, Inc., 1.78%, 03/22/38 (a)(b)	491,477
681,743	Preferred Term Securities XXIV, Ltd. / Preferred Term Securities XXIV, Inc., 1.43%, 03/22/37 (a)(b)	541,986
435,000	Santander Drive Auto Receivables Trust, 1.34%, 11/15/19	434,620
933,238	SLM Student Loan Trust, 2.54%, 04/25/23 (b)	951,871
1,315,000	SoFi Professional Loan Program, LLC, 2.34%, 04/25/33 (a)	1,291,041
1,230,000	SoFi Professional Loan Program, LLC, 2.49%, 01/25/36 (a)	1,219,441
785,000	Voya CLO, Ltd., 2.47%, 01/18/26 (a)(b)	785,115
		15,733,406
Non-Agency Commercial Mortgage Backed Securities - 8.0%
357,815	7 WTC Depositor, LLC Trust, 4.08%, 03/13/31 (a)	361,906
1,200,000	American Tower Trust #1, 3.07%, 03/15/23 (a)	1,195,484
641,192	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.69%, 06/11/50 (b)	645,750
590,000	CFCRE Commercial Mortgage Trust REMIC, 3.83%, 12/15/47	617,307
Principal Amount	Security Description	Value
$3,832,872	Citigroup Commercial Mortgage Trust Interest Only REMIC, 2.12%, 09/10/45 (a)(b)	$235,999
269,003	Citigroup Commercial Mortgage Trust REMIC, 5.79%, 06/14/50 (a)(b)	269,153
1,806,607	COMM Mortgage Trust Interest Only REMIC, 1.46%, 03/10/46 (b)	63,455
1,490,000	Cosmopolitan Hotel Trust, 2.31%, 11/15/33 (a)(b)	1,502,121
900,000	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.74%, 05/15/36 (a)(b)	918,096
53,271	DBUBS Mortgage Trust Interest Only REMIC, 0.44%, 08/10/44 (a)(b)	580
735,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (a)(b)	753,667
1,030,000	FREMF Mortgage Trust REMIC, 2.43%, 03/25/45 (a)(b)	1,029,862
6,951,225	Goldman Sachs Mortgage Securities Trust Interest Only REMIC, 1.36%, 08/10/44 (a)(b)	333,115
1,055,000	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 2.67%, 01/15/46	1,066,344
753,243	JP Morgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (a)	770,244
1,010,503	JPMBB Commercial Mortgage Securities Trust REMIC, 2.42%, 07/15/45	1,017,104
1,250,000	LSTAR Commercial Mortgage Trust, 3.13%, 04/20/48 (a)(b)	1,262,143
1,107,966	Wells Fargo Commercial Mortgage Trust Interest Only REMIC, 2.01%, 10/15/45 (a)(b)	75,066
890,000	Wells Fargo Commercial Mortgage Trust REMIC, 2.53%, 10/15/45	896,709
674,357	Wells Fargo-RBS Commercial Mortgage Trust Interest Only REMIC, 2.09%, 11/15/45 (a)(b)	49,133
995,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.63%, 03/15/45	1,004,368
81,801	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 2.19%, 04/15/45	81,742
1,735,000	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 3.65%, 12/15/46	1,802,324
		15,951,672
Non-Agency Residential Mortgage Backed Securities - 11.6%
767,717	Bayview Commercial Asset Trust REMIC, 1.85%, 12/25/33 (a)(b)	713,850
1,128,330	Bayview Commercial Asset Trust REMIC, 1.21%, 12/25/36 (a)(b)	1,013,269

See accompanying Notes to Financial Statements.
18

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

INCOME FUND
Principal Amount	Security Description	Value
$597,435	Bayview Financial Acquisition Trust REMIC, 3.31%, 05/28/44 (b)	$584,264
16,611	Bayview Financial Mortgage Pass-Through Trust REMIC, 5.70%, 02/28/41 (c)	16,675
560,000	Bayview Financial Mortgage Pass-Through Trust, REMIC, 2.38%, 04/28/39 (b)	557,029
341,757	Citicorp Residential Mortgage Trust REMIC, 5.51%, 07/25/36 (c)	345,246
82,538	Citicorp Residential Mortgage Trust REMIC, 5.51%, 07/25/36 (c)	84,452
816,281	Citicorp Residential Mortgage Trust REMIC, 5.68%, 09/25/36 (c)	830,516
691,299	Citigroup Global Markets Mortgage Securities VII, Inc. REMIC, 6.93%, 08/25/28	702,726
315,740	Citigroup Mortgage Loan Trust REMIC, 6.50%, 07/25/34	335,668
1,837,444	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (a)(b)	1,906,677
103,043	Citigroup Mortgage Loan Trust REMIC, 1.13%, 08/25/36 (b)	102,100
56,031	CitiMortgage Alternative Loan Trust REMIC, 5.25%, 03/25/21	57,196
355,460	Conseco Financial Corp., 7.30%, 09/15/26 (b)	359,099
19,579	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.00%, 08/25/20	18,736
55,863	Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.75%, 04/25/33	57,381
182,666	Credit-Based Asset Servicing and Securitization, LLC REMIC, 2.11%, 02/25/33 (b)	179,846
542,847	Credit-Based Asset Servicing and Securitization, LLC REMIC, 6.02%, 12/25/37 (a)(c)	561,643
978,099	CSMLT Trust, 3.00%, 10/25/30 (a)(b)	981,920
234,378	First NLC Trust REMIC, 1.25%, 02/25/36 (b)	233,697
463,501	Fremont Home Loan Trust, 1.85%, 11/25/34 (b)	419,246
133,059	Goldman Sachs Alternative Mortgage Products Trust REMIC, 1.63%, 03/25/34 (b)	133,102
865,000	Goldman Sachs Alternative Mortgage Products Trust REMIC, 1.48%, 05/25/36 (a)(b)	833,648
473,191	Greenpoint Manufactured Housing, 7.27%, 06/15/29	485,453
518,777	HSBC Home Equity Loan Trust USA, 2.28%, 11/20/36 (b)	519,072
Principal Amount	Security Description	Value
$128,094	Irwin Whole Loan Home Equity Trust REMIC, 2.08%, 11/25/28 (b)	$125,610
39,081	Irwin Whole Loan Home Equity Trust REMIC, 2.33%, 02/25/29 (b)	38,614
193,205	Irwin Whole Loan Home Equity Trust REMIC, 1.69%, 12/25/29 (b)	191,649
870,683	Irwin Whole Loan Home Equity Trust REMIC, 2.33%, 06/25/34 (b)	848,409
765,977	JP Morgan Mortgage Acquisition Trust REMIC, 1.21%, 07/25/36 (b)	742,773
299,471	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	303,982
985,000	Mill City Mortgage Loan Trust, 2.75%, 11/25/58 (a)(b)	981,296
628,121	New Residential Mortgage Loan Trust REMIC, 3.75%, 05/28/52 (a)(b)	642,806
635,812	New Residential Mortgage Loan Trust REMIC, 3.75%, 11/25/54 (a)(b)	641,434
1,192,831	New Residential Mortgage Loan Trust REMIC, 3.75%, 08/25/55 (a)(b)	1,218,205
165,111	Nomura Asset Acceptance Corp. Alternative Loan Trust REMIC, 6.00%, 03/25/47 (c)	131,742
249,000	NovaStar Mortgage Funding Trust REMIC, 2.71%, 03/25/35 (b)	243,407
146,671	NovaStar Mortgage Funding Trust REMIC, 2.63%, 03/25/35 (b)	145,946
147,848	Renaissance Home Equity Loan Trust REMIC, 4.88%, 02/25/35 (c)	147,928
54,268	Renaissance Home Equity Loan Trust REMIC, 4.50%, 08/25/35 (c)	54,130
124,102	Residential Accredit Loans, Inc. Trust REMIC, 12.96%, 03/25/18 (b)	127,210
239,402	Residential Accredit Loans, Inc. Trust REMIC, 6.00%, 10/25/34	249,185
63,195	Residential Accredit Loans, Inc. Trust REMIC, 5.50%, 02/25/35	63,037
573,583	Residential Asset Mortgage Products, Inc. Trust REMIC, 1.75%, 06/25/35 (b)	566,312
62,971	Residential Asset Securities Corp. Trust REMIC, 5.96%, 09/25/31 (b)	65,346
95,437	Residential Asset Securities Corp. Trust REMIC, 4.54%, 12/25/33 (b)	97,475
1,257,096	Sequoia Mortgage Trust REMIC, 3.00%, 11/25/30 (a)(b)	1,266,721
130,856	Structured Asset Securities Corp. Mortgage Pass-Through Certificates REMIC, 2.03%, 11/25/34 (b)	129,105
1,312,127	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (a)(b)	1,334,648
847,449	Towd Point Mortgage Trust REMIC, 2.75%, 10/25/56 (a)(b)	846,557
		23,236,038

See accompanying Notes to Financial Statements.
19

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

INCOME FUND
Principal Amount	Security Description	Value
Total Non-U.S. Government Agency Asset-Backed Securities (Cost $55,374,583)		$54,921,116
Corporate Bonds - 28.2%
Consumer Discretionary - 5.6%
$959,000	AMC Networks, Inc., 4.75%, 12/15/22	963,795
1,315,000	CBS Corp., 4.00%, 01/15/26	1,346,317
685,000	Comcast Corp., Class A, 3.30%, 02/01/27	678,099
1,329,000	Dollar General Corp., 3.25%, 04/15/23	1,328,561
700,000	Hanesbrands, Inc., 4.63%, 05/15/24 (a)	690,375
580,000	Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp., 4.63%, 04/01/25 (a)	585,800
960,000	Levi Strauss & Co., 5.00%, 05/01/25	984,192
615,000	Newell Brands, Inc., 4.00%, 06/15/22	639,429
320,000	Newell Brands, Inc., 4.00%, 12/01/24	330,462
410,000	Newell Brands, Inc., 4.20%, 04/01/26	426,663
760,000	PVH Corp., 4.50%, 12/15/22	767,600
860,000	The Goodyear Tire & Rubber Co., 5.13%, 11/15/23	896,550
1,080,000	Whirlpool Corp., 4.70%, 06/01/22	1,172,553
400,000	Whirlpool Corp., 4.50%, 06/01/46	398,178
		11,208,574
Consumer Staples - 2.8%
964,000	Cargill, Inc., 4.10%, 11/01/42 (a)	953,469
1,165,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	1,157,529
165,000	Kraft Heinz Foods Co., 4.88%, 02/15/25 (a)	176,376
530,000	Land O'Lakes Capital Trust I, 7.45%, 03/15/28 (a)	588,300
1,187,000	PepsiCo, Inc., 4.88%, 11/01/40	1,336,051
1,100,000	Wal-Mart Stores, Inc., 5.63%, 04/15/41	1,358,227
		5,569,952
Energy - 1.5%
905,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	882,328
1,050,000	EOG Resources, Inc., 4.15%, 01/15/26	1,096,818
731,000	Tosco Corp., 8.13%, 02/15/30	1,011,654
		2,990,800
Financials - 11.1%
630,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.95%, 02/01/22	646,931
441,306	Altitude Investments 16, LLC, 2.49%, 03/14/26	441,383
890,000	American Honda Finance Corp., 1.60%, 02/16/18 (a)	891,528
Principal Amount	Security Description	Value
$1,281,000	Bank of America Corp., MTN, 4.13%, 01/22/24	$1,337,946
1,345,000	CBRE Services, Inc., 5.00%, 03/15/23	1,398,944
1,325,000	Citigroup, Inc., 3.89%, 01/10/28 (b)	1,330,761
1,266,000	CME Group, Inc., 3.00%, 03/15/25	1,266,372
494,000	Crown Castle International Corp., 4.88%, 04/15/22	531,334
1,375,000	JPMorgan Chase & Co., Series 1, 7.90% (callable at 100 beginning 04/30/18) (b)(d)	1,424,844
1,280,000	KeyCorp, MTN, 2.90%, 09/15/20	1,300,671
1,285,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (a)	1,292,408
1,295,000	Morgan Stanley, GMTN, 3.75%, 02/25/23	1,337,174
1,195,000	Prudential Financial, Inc., MTN, Series D, 7.38%, 06/15/19	1,332,209
1,330,000	Regions Financial Corp., 3.20%, 02/08/21	1,352,389
1,097,000	The Chubb Corp., 6.80%, 11/15/31	1,437,577
1,124,000	The Goldman Sachs Group, Inc., 6.45%, 05/01/36	1,342,545
1,229,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	1,337,265
845,000	US Bancorp., Series J, 5.30% (callable at 100 beginning 04/15/27) (b)(d)	860,844
1,364,000	Wells Fargo & Co., Series K, 7.98% (callable at 100 beginning 03/15/18) (b)(d)	1,420,265
		22,283,390
Health Care - 0.3%
634,000	Becton Dickinson and Co., 3.73%, 12/15/24	652,565
Industrials - 2.7%
1,345,000	Burlington Northern Santa Fe, LLC, 4.55%, 09/01/44	1,418,011
700,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25 (a)	731,500
555,000	Roper Technologies, Inc., 3.80%, 12/15/26	557,376
1,298,000	Textron, Inc., 3.65%, 03/01/21	1,334,396
1,044,000	United Technologies Corp., 6.13%, 07/15/38	1,324,910
		5,366,193
Information Technology - 0.6%
1,138,000	Oracle Corp., 5.38%, 07/15/40	1,321,682
		1,321,682
Materials - 1.6%
405,000	Martin Marietta Materials, Inc., 6.60%, 04/15/18	423,433
1,358,000	The Dow Chemical Co., 3.00%, 11/15/22	1,371,770

See accompanying Notes to Financial Statements.
20

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

INCOME FUND
Principal Amount	Security Description	Value
$1,294,000	The Mosaic Co., 5.45%, 11/15/33	$1,357,146
		3,152,349
Telecommunication Services - 1.2%
1,205,000	AT&T, Inc., 5.15%, 03/15/42	1,195,244
1,244,000	Verizon Communications, Inc., 4.27%, 01/15/36	1,148,624
		2,343,868
Utilities - 0.8%
315,000	Alabama Power Co., Series Q, 5.50%, 10/15/17	321,343
1,024,000	PacifiCorp, 6.25%, 10/15/37	1,325,682
		1,647,025
Total Corporate Bonds (Cost $56,293,027)		56,536,398
Government & Agency Obligations - 41.1%
GOVERNMENT SECURITIES - 14.4%
Municipals - 1.8%
509,753	Florida Housing Finance Corp., Series A, Florida RB, 3.00%, 01/01/36	507,025
350,000	Montana Board of Housing, Series A-2, Montana RB, 2.38%, 06/01/20	349,731
530,000	New York City Transitional Finance Authority Future Tax Secured Revenue, New York RB, 5.77%, 08/01/36	651,084
340,000	New York City Water & Sewer System, New York RB, 5.72%, 06/15/42	434,286
225,000	State of Connecticut, Connecticut GO, 4.95%, 12/01/20	247,907
225,000	State of Connecticut, Connecticut GO, 5.63%, 12/01/29	264,728
240,000	University of Michigan, Series D, Michigan RB, 6.01%, 04/01/25	259,231
350,000	University of Nebraska, Series B-2, Nebraska RB, 5.70%, 07/01/29	360,549
410,000	West Haymarket Joint Public Agency, Nebraska GO, 6.00%, 12/15/39	502,369
		3,576,910
Treasury Inflation Index Securities - 0.6%
869,367	U.S. Treasury Inflation Indexed Bond, 1.75%, 01/15/28 (e)	983,342
321,586	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (e)	324,258
		1,307,600
U.S. Treasury Securities - 12.0%
2,440,000	U.S. Treasury Bond, 5.38%, 02/15/31	3,257,495
2,095,000	U.S. Treasury Bond, 4.75%, 02/15/37	2,734,629
9,785,000	U.S. Treasury Bond, 3.63%, 08/15/43	10,893,073
425,000	U.S. Treasury Note, 1.25%, 01/31/19	425,099
225,000	U.S. Treasury Note, 2.00%, 02/28/21	226,969
3,830,000	U.S. Treasury Note, 1.63%, 11/15/22	3,741,282
2,750,000	U.S. Treasury Note, 2.13%, 05/15/25	2,707,892
		23,986,439
Principal Amount	Security Description	Value
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES - 26.7%
Federal Home Loan Mortgage Corp. - 9.7%
$60,042	Federal Home Loan Mortgage Corp., 3.50%, 12/01/26	$62,624
661,550	Federal Home Loan Mortgage Corp., 4.50%, 11/01/30	709,952
587,003	Federal Home Loan Mortgage Corp., 4.50%, 08/01/31	631,165
1,065,453	Federal Home Loan Mortgage Corp., 4.50%, 01/01/41	1,146,229
2,719,295	Federal Home Loan Mortgage Corp., 3.00%, 07/01/43	2,708,629
2,590,164	Federal Home Loan Mortgage Corp., 4.00%, 12/01/45	2,738,735
1,570,398	Federal Home Loan Mortgage Corp., 4.00%, 10/01/44	1,656,984
1,936,066	Federal Home Loan Mortgage Corp. Interest Only REMIC, 4.00%, 09/15/45	408,407
2,881,061	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Interest Only, 1.96%, 08/25/18 (b)	57,598
11,117,625	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Interest Only, 1.46%, 01/25/19 (b)	242,186
189,754	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 04/15/19	191,957
911,160	Federal Home Loan Mortgage Corp. REMIC, 4.50%, 06/15/21	935,883
592,988	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 06/15/37	615,153
553,081	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 02/15/39	583,413
1,406,600	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	1,479,426
774,353	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 04/15/41	810,508
1,714,022	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 07/15/42	1,764,864
450,136	Federal Home Loan Mortgage Corp. REMIC, 3.50%, 11/15/42	466,198
2,185,000	Federal Home Loan Mortgage Corp. REMIC, 3.00%, 01/15/55	2,259,355
		19,469,266
Federal National Mortgage Association - 16.0%
5,639	Federal National Mortgage Association, 4.50%, 12/01/18	5,783
729,210	Federal National Mortgage Association, 4.16%, 08/01/21	769,631
1,982,681	Federal National Mortgage Association Interest Only, 0.72%, 02/25/22 (b)	55,126

See accompanying Notes to Financial Statements.
21

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

INCOME FUND
Principal Amount	Security Description	Value
$154,301	Federal National Mortgage Association, 7.50%, 08/01/22	$162,373
57,265	Federal National Mortgage Association, 4.00%, 06/01/24	60,275
114,340	Federal National Mortgage Association, 4.00%, 10/01/24	119,575
1,947,045	Federal National Mortgage Association, 3.41%, 02/01/27	2,005,746
2,306,909	Federal National Mortgage Association, 3.31%, 01/01/33	2,253,094
1,124,650	Federal National Mortgage Association, 5.80%, 12/01/33	1,191,050
305,084	Federal National Mortgage Association, 5.00%, 08/01/34	333,049
21,750	Federal National Mortgage Association, 5.50%, 08/01/37	24,126
101,940	Federal National Mortgage Association, 6.00%, 09/01/38	115,147
196,500	Federal National Mortgage Association, 4.50%, 06/01/39	212,895
422,851	Federal National Mortgage Association, 4.50%, 01/01/40	460,290
280,368	Federal National Mortgage Association, 4.50%, 12/01/40	301,887
938,175	Federal National Mortgage Association, 4.00%, 04/01/41	992,781
294,560	Federal National Mortgage Association, 4.00%, 02/01/42	312,219
992,390	Federal National Mortgage Association, 3.00%, 07/01/43	989,674
1,401,205	Federal National Mortgage Association, 4.00%, 10/01/43	1,477,083
1,613,215	Federal National Mortgage Association, 4.50%, 08/01/44	1,746,853
2,739,883	Federal National Mortgage Association, 4.00%, 11/01/44	2,888,578
1,024,920	Federal National Mortgage Association, 3.50%, 06/01/45	1,052,587
4,420,669	Federal National Mortgage Association, 4.00%, 04/01/46	4,638,856
167,894	Federal National Mortgage Association REMIC, 4.00%, 02/25/19	170,954
391,833	Federal National Mortgage Association REMIC, 5.00%, 02/25/32	434,700
675,803	Federal National Mortgage Association REMIC, 4.00%, 01/25/33	721,042
222,151	Federal National Mortgage Association REMIC, 5.50%, 08/25/34	228,057
348,750	Federal National Mortgage Association REMIC, 3.00%, 04/25/37	352,185
1,205,932	Federal National Mortgage Association REMIC, 4.00%, 07/25/39	1,236,267
Shares or Principal Amount	Security Description	Value
$937,698	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	$927,782
1,793,372	Federal National Mortgage Association REMIC, 1.50%, 01/25/40	1,753,460
473,169	Federal National Mortgage Association REMIC, 3.50%, 05/25/41	492,939
1,750,000	Federal National Mortgage Association REMIC, 3.00%, 08/25/43	1,784,081
1,840,000	Federal National Mortgage Association REMIC, 3.00%, 08/25/45	1,877,076
		32,147,221
Government National Mortgage Association - 0.9%
1,222,314	Government National Mortgage Association, 3.00%, 03/20/43	1,236,013
525,872	Government National Mortgage Association REMIC, 4.73%, 06/20/61 (b)	541,396
		1,777,409
Small Business Administration Participation Certificates - 0.1%
170,900	Small Business Administration Participation Certificates, 2.88%, 09/10/21	175,483
Total Government & Agency Obligations (Cost $82,476,684)		82,440,328
Preferred Stocks - 0.1%
Financials - 0.1%
237	US Bancorp., Series A, 3.50% (callable at 1,000 beginning 05/01/17) (b)(d)	203,820
Total Preferred Stocks (Cost $243,401)		203,820
Exchange Traded Fund - 0.3%
7,447	iShares iBoxx $ High Yield Corporate Bond Fund	653,698
Total Exchange Traded Fund (Cost $643,763)		653,698
Investment Company- 0.7%
140,215	Federated Institutional High-Yield Bond Fund	1,400,748
Total Investment Company(Cost $1,279,527)		1,400,748
Short-Term Investments - 1.1%
Investment Company - 1.1%
2,110,929	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.58% (f)	2,110,929
Total Short-Term Investments (Cost $2,110,929)		2,110,929
Total Investments - 98.9% (Cost $198,421,914)		198,267,037
Other assets in excess of liabilities – 1.1%		2,162,696
NET ASSETS – 100.0%		$200,429,733

See accompanying Notes to Financial Statements.
22

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

INCOME FUND
(a)
144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds' Board of Directors. As of March 31, 2017, the aggregate value of these liquid securities were $38,018,917 or 19.0% of net assets.

(b)	Variable rate security. Rate presented is as of March 31, 2017.
(c)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2017.
(d)	Perpetual maturity security.
(e)	U.S. Treasury inflation indexed security, par amount is adjusted for inflation.
(f)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2017.

ABS	Asset Backed Security
AMBAC	AMBAC Indemnity Corp.
CLO	Collateralized Loan Obligation
GMTN	Global Medium Term Note
GO	General Obligation
LLC	Limited Liability Company
MTN	Medium Term Note
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.
23

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

NEBRASKA TAX-FREE FUND
Principal Amount	Security Description	Value
Government & Agency Obligations - 97.2%
GOVERNMENT SECURITIES - 97.2%
Municipals - 97.2%
Iowa - 0.3%
$125,000	Xenia Rural Water District, Iowa RB, 2.00%, 12/01/18	$125,385
100,000	Xenia Rural Water District, Iowa RB, 3.00%, 12/01/20	102,793
		228,178
Nebraska - 96.3%
210,000	Cass County Sanitary & Improvement District No. 1, Nebraska GO, 2.30%, 10/15/23	200,584
185,000	Cass County Sanitary & Improvement District No. 1, Nebraska GO, 2.40%, 10/15/24	175,065
250,000	Cass County School District No. 56 Conestoga, Nebraska GO, 1.20%, 12/15/19	249,800
100,000	Cass County School District No. 56 Conestoga, Nebraska GO, 1.30%, 12/15/20	99,784
500,000	City of Bellevue NE, Nebraska GO, 1.65%, 12/15/20	505,025
215,000	City of Blair NE, Nebraska GO, 2.15%, 09/15/23	214,908
220,000	City of Blair NE, Nebraska GO, 2.30%, 09/15/24	219,465
345,000	City of Fremont NE Combined Utility System Revenue, Nebraska RB, 3.00%, 10/15/25	351,489
65,000	City of Grand Island NE Electric System Revenue, Nebraska RB, 5.00%, 08/15/27	75,057
275,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/21	275,597
300,000	City of Hastings NE Combined Utility Revenue, Nebraska RB, 4.50%, 10/15/26	300,591
330,000	City of La Vista NE, Nebraska GO, 1.00%, 05/01/21	321,341
110,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 5.00%, 09/01/28	127,131
55,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 5.00%, 09/01/28	64,181
250,000	City of Lincoln NE Electric System Revenue, Nebraska RB, 3.13%, 09/01/30	245,287
Principal Amount	Security Description	Value
$130,000	City of Lincoln NE, Nebraska Certificate of Participation, 2.00%, 09/15/17	$130,139
650,000	City of Lincoln NE, Nebraska GO, 3.00%, 05/15/20	683,988
105,000	City of Lincoln NE, Nebraska RB, 2.00%, 04/01/17	105,000
210,000	City of Lincoln NE, Nebraska RB, 2.00%, 04/01/18	211,709
515,000	City of Lincoln NE, Nebraska RB, 2.50%, 04/01/20	526,351
700,000	City of Lincoln NE, Nebraska RB, 4.50%, 08/15/22	763,882
480,000	City of Lincoln NE, Nebraska RB, 4.00%, 08/15/26	512,174
500,000	City of Lincoln NE, Nebraska RB, 3.55%, 04/01/27	512,420
87,000	City of Ogallala NE, Nebraska Certificate of Participation, 1.15%, 10/15/19	85,780
200,000	City of Omaha NE Sewer Revenue, Nebraska RB, 5.00%, 04/01/24	237,518
575,000	City of Omaha NE, Nebraska GO, 5.25%, 04/01/20	640,119
75,000	City of Omaha NE, Nebraska GO, 4.38%, 06/01/22	77,900
200,000	City of Omaha NE, Nebraska GO, 4.38%, 06/01/22	207,516
800,000	City of Omaha NE, Nebraska GO, 5.75%, 10/15/28	857,472
190,000	City of Omaha NE, Nebraska RB, 5.00%, 02/01/26	215,699
500,000	City of Omaha NE, Series A, Nebraska GO, 6.50%, 12/01/30	689,790
200,000	City of Omaha NE, Series A, Nebraska GO, 5.00%, 05/01/33	226,950
500,000	City of Omaha NE, Series B, Nebraska GO, 4.00%, 04/15/20	538,870
470,000	City of Omaha NE, Series B, Nebraska GO, 4.00%, 04/15/22	521,159
105,000	City of Papillion NE Water Revenue, Nebraska RB, 1.80%, 10/01/20	104,894
105,000	City of Papillion NE Water Revenue, Nebraska RB, 2.05%, 10/01/21	105,330
550,000	County of Douglas NE, Nebraska RB, 5.60%, 07/01/25	616,561
120,000	County of Douglas NE, Nebraska RB, 3.60%, 10/01/27	120,037
250,000	County of Sarpy NE, Nebraska Certificate of Participation, 2.80%, 12/15/20	259,737
280,000	Crete Public Schools No. 2, Nebraska GO, 3.00%, 12/15/18	289,094

See accompanying Notes to Financial Statements.
24

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

NEBRASKA TAX-FREE FUND
Principal Amount	Security Description	Value
$195,000	Douglas County Hospital Authority No. 1, Nebraska RB, 5.25%, 09/01/21	$215,440
495,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.13%, 08/15/18	502,425
1,500,000	Douglas County Hospital Authority No. 2, Nebraska RB, 4.75%, 09/01/28	1,563,045
500,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.50%, 01/01/30	543,465
1,000,000	Douglas County Hospital Authority No. 2, Nebraska RB, 4.00%, 05/15/32	1,031,590
100,000	Douglas County Hospital Authority No. 2, Nebraska RB, 5.75%, 11/01/48	106,951
690,000	Douglas County Hospital Authority No. 3, Nebraska RB, 5.75%, 11/01/48	739,645
750,000	Douglas County Public Facilities Corp., Nebraska RB, 2.00%, 05/01/24	749,992
85,000	Douglas County Sanitary & Improvement District No. 281, Nebraska GO, 1.70%, 02/15/20	84,787
40,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 1.85%, 08/15/17	40,050
50,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.10%, 08/15/18	50,035
55,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.35%, 08/15/19	55,072
55,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.65%, 08/15/20	55,109
65,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 2.85%, 08/15/21	65,177
65,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.00%, 08/15/22	65,177
100,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.35%, 08/15/24	100,278
100,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.50%, 08/15/25	100,271
105,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.60%, 08/15/26	105,118
Principal Amount	Security Description	Value
$110,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 3.70%, 08/15/27	$110,131
155,000	Douglas County Sanitary & Improvement District No. 412, Nebraska GO, 4.05%, 08/15/32	155,212
585,000	Douglas County Sanitary & Improvement District No. 464, Nebraska GO, 3.65%, 03/15/33	580,098
260,000	Douglas County Sanitary & Improvement District No. 484, Nebraska GO, 3.00%, 08/15/29	245,287
65,000	Douglas County Sanitary & Improvement District No. 485, Nebraska GO, 2.65%, 10/01/20	65,173
170,000	Douglas County Sanitary & Improvement District No. 497, Nebraska GO, 2.75%, 11/15/25	170,007
165,000	Douglas County Sanitary & Improvement District No. 497, Nebraska GO, 3.65%, 11/15/32	165,312
100,000	Douglas County Sanitary & Improvement District No. 503, Nebraska GO, 1.90%, 08/15/17	100,377
105,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.85%, 03/15/33	98,087
295,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.90%, 03/15/34	274,497
210,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 3.95%, 03/15/35	194,655
190,000	Douglas County Sanitary & Improvement District No. 509, Nebraska GO, 4.00%, 03/15/36	175,457
255,000	Douglas County Sanitary & Improvement District No. 515, Nebraska GO, 3.75%, 12/15/32	255,145
95,000	Douglas County Sanitary & Improvement District No. 535, Nebraska GO, 2.55%, 10/15/20	94,649
115,000	Douglas County Sanitary & Improvement District No. 541, Nebraska GO, 2.95%, 07/15/24	116,290
100,000	Douglas County Sanitary & Improvement District No. 549, Nebraska GO, 3.05%, 05/15/29	92,848
85,000	Douglas County Sanitary & Improvement District No. 549, Nebraska GO, 3.10%, 05/15/30	78,413
750,000	Douglas County School District No. 59, Nebraska GO, 3.00%, 12/15/35	665,835
200,000	Elkhorn School District No. 10, Nebraska GO, 3.00%, 06/15/18	204,784

See accompanying Notes to Financial Statements.
25

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

NEBRASKA TAX-FREE FUND
Principal Amount	Security Description	Value
$100,000	Elkhorn School District No. 10, Nebraska GO, 3.00%, 12/15/18	$103,248
700,000	Elkhorn School District No. 10, Nebraska GO, 5.00%, 01/15/30	789,334
665,000	Elkhorn School District No. 10, Nebraska GO, 4.00%, 12/15/34	696,834
1,430,000	Elkhorn School District No. 10, Nebraska GO, 4.00%, 12/15/35	1,492,534
250,000	Elkhorn School District No. 10, Series B, Nebraska GO, 4.00%, 01/15/32	261,042
15,000	Elm Creek Rural Fire Protection District No. 7, Nebraska GO, 0.65%, 10/15/17	14,973
68,000	Elm Creek Rural Fire Protection District No. 7, Nebraska GO, 1.40%, 10/15/20	67,721
185,000	Grand Island Public Schools No. 2, Nebraska GO, 4.00%, 12/15/24	200,718
735,000	Gretna Public Schools No. 37, Nebraska GO, 4.00%, 12/15/24	823,185
265,000	Gretna Public Schools No. 37, Nebraska GO, 4.00%, 12/15/25	295,663
500,000	Hospital Authority No. 1 of Lancaster County, Series A, Nebraska RB, 5.00%, 06/01/17	503,170
400,000	Knox County School District #501, Nebraska GO, 2.00%, 12/15/19	395,552
1,300,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/21	1,387,659
140,000	Lancaster County Correctional Facility Joint Public Agency, Nebraska GO, 5.00%, 12/01/22	149,440
750,000	Lancaster County School District No. 1, Nebraska GO, 4.00%, 01/15/26	834,225
200,000	Lincoln County Hospital Authority No. 1, Nebraska RB, 5.00%, 11/01/25	222,570
500,000	Lincoln County Hospital Authority No. 1, Nebraska RB, 5.00%, 11/01/32	541,530
500,000	Lincoln-Lancaster County Public Building Commission, Nebraska RB, 3.00%, 12/01/26	522,840
1,000,000	Loup River Public Power District, Nebraska RB, 2.00%, 12/01/26	953,980
415,000	Metropolitan Community College Area, Nebraska Certificate of Participation, 4.00%, 03/01/20	445,121
500,000	Metropolitan Community College Area, Nebraska Certificate of Participation, 3.00%, 03/01/26	518,220
1,000,000	Metropolitan Utilities District of Omaha, Nebraska RB, 5.00%, 12/01/21	1,150,960
Principal Amount	Security Description	Value
$100,000	Metropolitan Utilities District of Omaha, Series B, Nebraska RB, 5.00%, 06/01/28	$100,650
180,000	Mid-Plains Community College Area Facilities Corp., Series B, Nebraska RB, 3.00%, 10/15/25	181,161
210,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/25	241,046
200,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/26	226,120
540,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/27	608,893
1,475,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/30	1,655,038
140,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.00%, 04/01/31	156,878
250,000	Municipal Energy Agency of Nebraska, Series A, Nebraska RB, 5.38%, 04/01/39	271,020
540,000	Nebraska Investment Finance Authority, Nebraska RB, 1.40%, 09/01/20	537,052
445,000	Nebraska Investment Finance Authority, Nebraska RB, 1.50%, 03/01/21	442,900
175,000	Nebraska Investment Finance Authority, Series A, Nebraska RB, 2.35%, 09/01/24	174,113
150,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/26	169,375
200,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/27	225,352
600,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/29	673,182
1,050,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/32	1,160,649
540,000	Nebraska Public Power District, Series A, Nebraska RB, 5.00%, 01/01/34	589,097
1,995,000	Nebraska Public Power District, Series C, Nebraska RB, 5.00%, 01/01/31	2,205,712
1,000,000	Nebraska State College Facilities Corp., Nebraska RB, 5.00%, 07/15/26	1,205,830
315,000	Nebraska State Colleges, Series A, Nebraska RB, 3.00%, 07/01/25	315,403
535,000	Omaha Airport Authority, Nebraska RB, 3.75%, 01/01/19	559,819
805,000	Omaha Public Facilities Corp., Nebraska RB, 5.00%, 06/01/26	871,501

See accompanying Notes to Financial Statements.
26

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

NEBRASKA TAX-FREE FUND
Principal Amount	Security Description	Value
$285,000	Omaha Public Facilities Corp., Series A, Nebraska RB, 5.00%, 06/01/20	$316,185
700,000	Omaha Public Facilities Corp., Series A, Nebraska RB, 5.00%, 06/01/21	795,305
1,000,000	Omaha Public Facilities Corp., Series A, Nebraska RB, 4.00%, 06/01/28	1,097,140
100,000	Omaha Public Power District, Nebraska City Station Unit 2, Series A, Nebraska RB, 5.30%, 02/01/26	103,595
500,000	Omaha Public Power District, Nebraska City Station Unit 2, Series A, Nebraska RB, 5.35%, 02/01/27	518,180
190,000	Omaha Public Power District, Series A, Nebraska RB, 4.65%, 02/01/28	202,240
205,000	Omaha Public Power District, Series A, Nebraska RB, 4.00%, 02/01/31	218,114
200,000	Omaha Public Power District, Series A, Nebraska RB, 4.00%, 02/01/34	209,552
1,170,000	Omaha Public Power District, Series B, Nebraska RB, 5.00%, 02/01/29	1,325,739
500,000	Omaha Public Power District, Series C, Nebraska RB, 5.00%, 02/01/29	560,210
1,435,000	Omaha Public Power District, Series C, Nebraska RB, 5.00%, 02/01/30	1,605,535
650,000	Omaha School District No. 1, Nebraska GO, 4.00%, 12/15/22	696,137
180,000	Omaha School District No. 1, Nebraska GO, 3.00%, 12/15/32	176,672
620,000	Omaha School District No. 1, Nebraska GO, 3.13%, 12/15/33	612,424
1,500,000	Omaha School District No. 1, Nebraska GO, 4.00%, 12/15/39	1,545,045
590,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/22	613,559
245,000	Omaha-Douglas Public Building Commission, Nebraska GO, 4.50%, 05/01/23	254,756
400,000	Papillion La Vista School District, Nebraska GO, %, 12/01/22	398,180
235,000	Papillion-La Vista School District No. 27, Nebraska GO, 5.00%, 12/01/23	250,400
200,000	Papio-Missouri River Natural Resource District, Nebraska GO, 4.00%, 12/15/24	204,352
125,000	Platte County School District No. 1, Columbus Public Schools, Nebraska GO, 5.00%, 12/15/26	148,809
280,000	Platte County School District No. 1, Columbus Public Schools, Nebraska GO, 5.00%, 12/15/28	327,228
75,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 2.45%, 10/15/22	75,078
Principal Amount	Security Description	Value
$160,000	Sarpy County Sanitary & Improvement District No. 191, Nebraska GO, 3.55%, 10/15/32	$160,157
250,000	Sarpy County Sanitary & Improvement District No. 213, Nebraska GO, 3.20%, 11/15/29	247,942
55,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 2.00%, 06/15/18	55,013
55,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 2.45%, 06/15/20	55,038
60,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 2.75%, 06/15/21	60,077
60,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.00%, 06/15/22	60,087
65,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.15%, 06/15/23	65,093
65,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.30%, 06/15/24	65,090
65,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.40%, 06/15/25	65,081
70,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.55%, 06/15/26	70,032
75,000	Sarpy County Sanitary & Improvement District No. 234, Nebraska GO, 3.70%, 06/15/27	75,026
100,000	Sarpy County Sanitary & Improvement District No. 242, Nebraska GO, 3.00%, 03/15/27	101,285
490,000	Sarpy County Sanitary & Improvement District No. 257, Nebraska GO, 3.75%, 04/15/31	466,225
245,000	Sarpy County Sanitary & Improvement District No. 261, Nebraska GO, 3.35%, 04/15/26	245,022
475,000	Sarpy County Sanitary & Improvement District No. 261, Nebraska GO, 3.80%, 04/15/33	460,004
120,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 3.95%, 02/15/32	121,828
110,000	Sarpy County Sanitary & Improvement District No. 279, Nebraska GO, 5.15%, 02/15/34	113,890
200,000	Sarpy County Sanitary & Improvement District No. 68, Nebraska GO, 2.75%, 12/15/23	200,120

See accompanying Notes to Financial Statements.
27

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

NEBRASKA TAX-FREE FUND
Shares or Principal Amount	Security Description	Value
$60,000	Sarpy County Sanitary & Improvement District No. 97, Nebraska GO, 2.35%, 02/15/18	$60,026
600,000	Southern Public Power District, Nebraska RB, 5.00%, 12/15/22	639,378
200,000	State of Nebraska, Series A, Nebraska Certification of Participation, 1.40%, 03/15/20	199,712
200,000	State of Nebraska, Series A, Nebraska Certification of Participation, 1.60%, 03/15/21	199,696
745,000	University of Nebraska Facilities Corp., Nebraska RB, 2.00%, 07/15/19	758,686
1,000,000	University of Nebraska Facilities Corp., Nebraska RB, 5.00%, 12/15/20	1,128,390
160,000	University of Nebraska, Nebraska RB, 3.00%, 05/15/18	163,562
50,000	University of Nebraska, Series A, Nebraska RB, 4.25%, 07/01/21	52,749
525,000	University of Nebraska, Series A, Nebraska RB, 5.00%, 07/01/22	551,050
85,000	University of Nebraska, Series A, Nebraska RB, 5.00%, 07/01/22	90,769
400,000	University of Nebraska, Series A, Nebraska RB, 5.00%, 07/01/23	427,148
650,000	University of Nebraska, Series A, Nebraska RB, 4.50%, 07/01/28	678,262
1,000,000	University of Nebraska, Series A, Nebraska RB, 4.00%, 07/01/31	1,074,280
100,000	West Haymarket Joint Public Agency, Nebraska GO, 5.00%, 12/15/22	115,555
200,000	West Haymarket Joint Public Agency, Nebraska GO, 5.00%, 12/15/26	230,324
105,000	West Haymarket Joint Public Agency, Nebraska GO, 4.00%, 12/15/28	113,432
		69,047,052
North Dakota – 0.6%
500,000	City of Fargo ND, Series B, North Dakota GO, 3.00%, 05/01/34	457,815
Total Government Securities (Cost $70,431,918)		69,733,045
Short-Term Investments - 3.1%
Investment Company - 3.1%
2,223,194	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.58% (a)	2,223,194
Total Short-Term Investments (Cost $2,223,194)		2,223,194
Total Investments - 100.3% (Cost $72,655,112)		71,956,239
Other liabilities in excess of other assets – (0.3)%		(246,877)
NET ASSETS – 100.0%		$71,709,362

(a)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2017.

GO	General Obligation
RB	Revenue Bond

See accompanying Notes to Financial Statements.
28

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

BALANCED FUND
Shares	Security Description	Value
Common Stocks - 64.3%
Consumer Discretionary - 7.7%
27,500	Comcast Corp. - Class A	$1,033,725
8,500	Newell Brands, Inc.	400,945
12,500	NIKE, Inc. - Class B	696,625
1,970	O'Reilly Automotive, Inc. (a)	531,585
5,100	Royal Caribbean Cruises, Ltd.	500,361
13,600	Starbucks Corp.	794,104
8,000	The Home Depot, Inc.	1,174,640
390	The Priceline Group, Inc. (a)	694,188
1,790	Ulta Beauty, Inc. (a)	510,562
		6,336,735
Consumer Staples - 5.3%
11,600	Church & Dwight Co., Inc.	578,492
4,700	Constellation Brands, Inc. - Class A	761,729
4,500	Costco Wholesale Corp.	754,605
4,900	CVS Health Corp.	384,650
7,400	Dr. Pepper Snapple Group, Inc.	724,608
13,680	Lamb Weston Holdings, Inc. - Class A	575,381
4,700	The J.M. Smucker Co.	616,076
		4,395,541
Energy - 4.1%
4,700	Diamondback Energy, Inc. (a)	487,461
5,800	EOG Resources, Inc.	565,790
10,900	Exxon Mobil Corp.	893,909
7,100	Occidental Petroleum Corp.	449,856
4,700	Phillips 66	372,334
8,500	Schlumberger, Ltd.	663,850
		3,433,200
Financials - 9.5%
10,000	BankUnited, Inc.	373,100
1,210	BlackRock, Inc.	464,047
5,100	Chubb, Ltd.	694,875
6,200	CME Group, Inc.	736,560
1,400	FactSet Research Systems, Inc.	230,874
12,600	First American Financial Corp.	494,928
38,100	Huntington Bancshares, Inc.	510,159
17,000	JPMorgan Chase & Co.	1,493,280
27,500	KeyCorp	488,950
8,900	Northern Trust Corp.	770,562
3,300	Signature Bank (a)	489,687
15,600	U.S. Bancorp, Series A	803,400
5,000	Wells Fargo & Co.	278,300
		7,828,722
Health Care - 8.9%
3,310	Allergan PLC	790,825
13,900	AMN Healthcare Services, Inc. (a)	564,340
10,200	Baxter International, Inc.	528,972
1,650	Biogen, Inc. (a)	451,143
850	Bioverativ, Inc. (a)	46,291
23,900	Boston Scientific Corp. (a)	594,393
5,000	Celgene Corp. (a)	622,150
5,900	Centene Corp. (a)	420,434
Shares	Security Description	Value
6,300	Edwards Lifesciences Corp. (a)	$592,641
11,000	Eli Lilly & Co.	925,210
4,500	Laboratory Corp. of America Holdings (a)	645,615
4,400	Thermo Fisher Scientific, Inc.	675,840
9,900	Zoetis, Inc.	528,363
		7,386,217
Industrials - 7.3%
1,850	Acuity Brands, Inc.	377,400
3,900	FedEx Corp.	761,085
10,850	Fortune Brands Home & Security, Inc.	660,222
27,100	General Electric Co.	807,580
12,600	HD Supply Holdings, Inc. (a)	518,175
17,300	KAR Auction Services, Inc.	755,491
7,400	MasTec, Inc. (a)	296,370
5,000	Quanta Services, Inc. (a)	185,550
1,700	Roper Technologies, Inc.	351,033
14,000	Southwest Airlines Co.	752,640
3,900	The Middleby Corp. (a)	532,155
		5,997,701
Information Technology - 14.9%
5,500	Adobe Systems, Inc. (a)	715,715
2,143	Alphabet, Inc. - Class C (a)	1,777,747
16,500	Apple, Inc.	2,370,390
3,700	Broadcom, Ltd.	810,152
11,300	CDW Corp.	652,123
21,200	Cisco Systems, Inc.	716,560
11,100	Facebook, Inc. - Class A (a)	1,576,755
11,700	Finisar Corp. (a)	319,878
3,400	FleetCor Technologies, Inc. (a)	514,862
7,000	MasterCard, Inc. - Class A	787,290
7,200	Microchip Technology, Inc.	531,216
18,800	Microsoft Corp.	1,238,168
4,200	Paychex, Inc.	247,380
		12,258,236
Materials - 2.2%
11,700	Berry Plastics Group, Inc. (a)	568,269
10,200	FMC Corp.	709,818
2,400	Martin Marietta Materials, Inc.	523,800
		1,801,887
Real Estate - 1.8%
7,700	American Tower Corp. REIT	935,858
5,600	DuPont Fabros Technology, Inc. REIT	277,704
6,400	Education Realty Trust, Inc. REIT	261,440
		1,475,002
Telecommunication Services - 1.0%
16,400	Verizon Communications, Inc.	799,500
Utilities - 1.6%
7,400	NextEra Energy, Inc.	949,938
4,700	Southwest Gas Holdings, Inc.	389,677
		1,339,615
Total Common Stocks (Cost $41,589,343)		53,052,356

See accompanying Notes to Financial Statements.
29

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

BALANCED FUND
Principal Amount	Security Description	Value
Non-U.S. Government Agency Asset-Backed Securities - 6.4%
Asset Backed Securities - 2.2%
$365,000	BA Credit Card Trust, 1.36%, 09/15/20	$364,631
380,000	Cabela's Credit Card Master Note Trust, 2.71%, 02/17/26 (b)	379,451
300,000	Capital One Multi-Asset Execution Trust, 1.48%, 07/15/20	300,288
241,000	Citibank Credit Card Issuance Trust, 5.65%, 09/20/19	245,858
145,000	Eaton Vance CLO, Ltd., 2.23%, 07/15/26 (b)(c)	145,088
220,000	Magnetite IX, Ltd., 2.46%, 07/25/26 (b)(c)	220,260
196,656	Preferred Term Securities XII, Ltd./Preferred Term Securities XII, Inc., 1.85%, 12/24/33 (b)(c)	175,516
		1,831,092
Non-Agency Commercial Mortgage Backed Securities - 2.5%
375,000	American Tower Trust #1, 3.07%, 03/15/23 (b)	373,589
182,421	Bayview Commercial Asset Trust REMIC, 1.85%, 12/25/33 (b)(c)	169,622
312,777	Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.69%, 06/11/50 (c)	315,000
62,078	Citigroup Commercial Mortgage Trust REMIC, 5.79%, 06/14/50 (b)(c)	62,112
265,000	FREMF Mortgage Trust REMIC, 4.16%, 09/25/44 (b)(c)	271,730
310,000	FREMF Mortgage Trust REMIC, 2.43%, 03/25/45 (b)(c)	309,959
470,777	JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 4.11%, 07/15/46 (b)	481,402
90,850	Wells Fargo-RBS Commercial Mortgage Trust REMIC, 1.19%, 03/15/47	90,549
		2,073,963
Non-Agency Residential Mortgage Backed Securities - 1.7%
160,000	Bayview Financial Mortgage Pass-Through Trust REMIC, 2.38%, 04/28/39 (c)	159,151
84,479	Citicorp Residential Mortgage Trust REMIC, 5.51%, 07/25/36 (d)	85,342
143,031	Citicorp Residential Mortgage Trust REMIC, 5.68%, 09/25/36 (d)	145,526
82,782	Citigroup Mortgage Loan Trust REMIC, 4.00%, 01/25/35 (b)(c)	85,901
82,447	Conseco Financial Corp., 7.30%, 09/15/26 (c)	83,291
375,000	GSAMP Trust REMIC, 1.48%, 05/25/36 (b)(c)	361,408
Principal Amount	Security Description	Value
$72,115	HSBC Home Equity Loan Trust USA, 2.28%, 11/20/36 (c)	$72,156
112,403	Lehman ABS Manufactured Housing Contract Trust REMIC, 4.35%, 04/15/40	114,096
117,503	New Residential Mortgage Loan Trust, 3.75%, 08/25/55 (b)(c)	120,002
125,820	Towd Point Mortgage Trust REMIC, 3.50%, 02/25/55 (b)(c)	127,980
		1,354,853
Total Non-U.S. Government Agency Asset-Backed Securities (Cost $5,308,646)		5,259,908
Corporate Bonds - 12.7%
Consumer Discretionary - 1.6%
330,000	CBS Corp., 4.00%, 01/15/26	337,859
100,000	Hanesbrands, Inc., 4.63%, 05/15/24 (b)	98,625
275,000	Newell Brands, Inc., 4.00%, 06/15/22	285,923
210,000	Newell Brands, Inc., 4.20%, 04/01/26	218,535
315,000	Whirlpool Corp., 4.70%, 06/01/22	341,995
		1,282,937
Consumer Staples - 0.9%
375,000	Church & Dwight Co., Inc., 2.88%, 10/01/22	372,595
410,000	PepsiCo., Inc., 2.85%, 02/24/26	403,497
		776,092
Energy - 0.7%
210,000	Anadarko Petroleum Corp., 3.45%, 07/15/24	204,739
155,000	ConocoPhillips Co., 2.88%, 11/15/21	156,301
205,000	EOG Resources, Inc., 4.15%, 01/15/26	214,141
		575,181
Financials - 5.5%
200,000	American Honda Finance Corp., 1.60%, 02/16/18 (b)	200,343
380,000	Bank of America Corp., MTN, 4.13%, 01/22/24	396,893
315,000	CBRE Services, Inc., 5.00%, 03/15/23	327,634
300,000	Citigroup, Inc., 2.55%, 04/08/19	302,948
395,000	CME Group, Inc., 3.00%, 03/15/25	395,116
400,000	JPMorgan Chase & Co., Series 1, 7.90% (callable at 100 beginning 04/30/18) (c)(e)	414,500
425,000	Metropolitan Life Global Funding I, 2.30%, 04/10/19 (b)	427,450
360,000	Morgan Stanley, GMTN, 3.75%, 02/25/23	371,724
290,000	Prudential Financial, Inc., MTN, Series D, 7.38%, 06/15/19	323,298
250,000	Regions Bank/Birmingham AL, BKNT, 7.50%, 05/15/18	264,686
265,000	The Goldman Sachs Group, Inc., 3.00%, 04/26/22	265,266

See accompanying Notes to Financial Statements.
30

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

BALANCED FUND
Principal Amount	Security Description	Value
$345,000	The Hartford Financial Services Group, Inc., 5.50%, 03/30/20	$375,392
130,000	U.S. Bancorp, Series J, 5.30% (callable at 100 beginning 04/15/27) (c)(e)	132,437
310,000	Wells Fargo & Co., Series K, 7.98% (callable at 100 beginning 03/15/18) (c)(e)	322,787
		4,520,474
Health Care - 0.2%
132,000	Becton Dickinson and Co., 3.73%, 12/15/24	135,865
Industrials - 1.0%
285,000	Burlington Northern Santa Fe, LLC, 3.75%, 04/01/24	300,145
150,000	Roper Technologies, Inc., 2.80%, 12/15/21	150,153
375,000	Textron, Inc., 3.65%, 03/01/21	385,515
		835,813
Information Technology - 0.8%
350,000	Oracle Corp., 3.40%, 07/08/24	359,314
330,000	QUALCOMM, Inc., 3.45%, 05/20/25	334,764
		694,078
Materials - 0.9%
300,000	The Dow Chemical Co., 3.00%, 11/15/22	303,042
401,000	The Mosaic Co., 4.25%, 11/15/23	415,423
		718,465
Telecommunication Services - 1.1%
330,000	AT&T, Inc., 3.80%, 03/15/22	341,302
210,000	AT&T, Inc., 3.95%, 01/15/25	211,753
345,000	Verizon Communications, Inc., 5.15%, 09/15/23	378,643
		931,698
Total Corporate Bonds (Cost $10,395,482)		10,470,603
Government & Agency Obligations - 13.6%
GOVERNMENT SECURITIES - 13.0%
Municipals - 1.6%
350,000	California State University, California RB, 5.45%, 11/01/22	405,464
250,000	City of Aurora IL, Series A, Illinois GO, 4.25%, 12/30/17	254,753
250,000	City of Industry CA, California RB, 7.00%, 01/01/21	274,623
200,000	Santa Monica Community College District, Series A1-B, California GO, 5.73%, 08/01/24	220,118
100,000	Vista Community Development Commission, California Tax Allocation Bond, 7.61%, 09/01/21	116,567
		1,271,525
Shares or Principal Amount	Security Description	Value
Treasury Inflation Index Securities – 0.8%
$653,867	U.S. Treasury Inflation Indexed Note, 0.13%, 01/15/22 (f)	$659,326
U.S. Treasury Securities – 10.6%
3,670,000	U.S. Treasury Note, 2.00%, 02/28/21	3,702,112
3,030,000	U.S. Treasury Note, 1.63%, 11/15/22	2,959,813
2,135,000	U.S. Treasury Note, 2.13%, 05/15/25	2,102,309
		8,764,234
Total Government Securities (Cost $10,561,066)		10,695,085
U.S. GOVERNMENT MORTGAGE BACKED-SECURITIES - 0.6%
Federal Home Loan Mortgage Corp. - 0.3%
226,994	Federal Home Loan Mortgage Corp. REMIC, 4.00%, 03/15/40	238,746
Federal National Mortgage Association - 0.3%
118,736	Federal National Mortgage Association, 3.50%, 12/01/26	123,704
142,391	Federal National Mortgage Association REMIC, 2.50%, 09/25/39	140,885
		264,589
Total U.S. Government Mortgage Backed-Securities (Cost $509,222)		503,335
Total Government & Agency Obligations (Cost $11,070,288)		11,198,420
Short-Term Investments - 2.9%
Investment Company - 2.9%
2,351,909	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.58% (g)	2,351,909
Total Short-Term Investments (Cost $2,351,909)		2,351,909
Total Investments - 99.9% (Cost $70,715,668)		82,333,196
Other assets in excess of liablities – 0.1%		116,545
NET ASSETS – 100.0%		$82,449,741

See accompanying Notes to Financial Statements.
31

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

BALANCED FUND
(a)	Non-income producing security.
(b)
144a Security, which is exempt from registration under the Securities Act of 1933. The Sub-Adviser has deemed this security to be liquid based on procedures approved by Tributary Funds' Board of Directors. As of March 31, 2017, the aggregate value of these liquid securities was $4,010,438 or 4.9% of net assets.

(c)	Variable rate security. Rate presented is as of March 31, 2017.
(d)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2017.
(e)	Perpetual maturity security.
(f)	U.S. Treasury inflation indexed note, par amount is adjusted for inflation.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2017.

ABS	Asset Backed Security
BKNT	Banknote
CLO	Collateralized Loan Obligation
GMTN	Global Medium Term Note
GO	General Obligation
LLC	Limited Liability Company
MTN	Medium Term Note
PLC	Public Limited Company
RB	Revenue Bond
REIT	Real Estate Investment Trust
REMIC	Real Estate Investment Conduit

See accompanying Notes to Financial Statements.
32

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

GROWTH OPPORTUNITIES FUND
Shares	Security Description	Value
Common Stocks - 96.4%
Consumer Discretionary - 20.8%
1,660	AutoZone, Inc. (a)	$1,200,263
22,800	Big Lots, Inc.	1,109,904
8,100	Carter's, Inc.	727,380
26,940	Dick's Sporting Goods, Inc.	1,310,900
42,200	Discovery Communications, Inc. - Class C (a)	1,194,682
19,300	DR Horton, Inc.	642,883
53,900	Five Below, Inc. (a)	2,334,409
17,600	Foot Locker, Inc.	1,316,656
10,900	Grand Canyon Education, Inc. (a)	780,549
36,900	Hanesbrands, Inc.	766,044
19,300	La-Z-Boy, Inc.	521,100
19,000	Lions Gate Entertainment Corp. - Class A	504,640
57,600	Lions Gate Entertainment Corp. - Class B (a)	1,404,288
67,150	Newell Brands, Inc.	3,167,466
7,400	O'Reilly Automotive, Inc. (a)	1,996,816
52,520	Restaurant Brands International, Inc.	2,927,465
18,900	Royal Caribbean Cruises, Ltd.	1,854,279
6,500	The Madison Square Garden Co. - Class A (a)	1,298,115
5,800	Ulta Beauty, Inc. (a)	1,654,334
		26,712,173
Consumer Staples - 9.4%
48,600	Church & Dwight Co., Inc.	2,423,682
32,000	Lamb Weston Holdings, Inc. - Class A	1,345,920
27,400	Post Holdings, Inc. (a)	2,398,048
14,500	Spectrum Brands Holdings, Inc.	2,015,645
26,900	Sprouts Farmers Market, Inc. (a)	621,928
12,400	The J.M. Smucker Co.	1,625,392
19,000	TreeHouse Foods, Inc. (a)	1,608,540
		12,039,155
Energy - 1.3%
7,100	Concho Resources, Inc. (a)	911,214
12,100	EQT Corp.	739,310
		1,650,524
Financials - 4.3%
36,300	E*TRADE Financial Corp. (a)	1,266,507
6,900	FactSet Research Systems, Inc.	1,137,879
44,000	Home BancShares, Inc.	1,191,080
7,200	Northern Trust Corp.	623,376
4,600	Signature Bank (a)	682,594
9,200	T. Rowe Price Group, Inc.	626,980
		5,528,416
Health Care - 14.2%
100,300	Allscripts Healthcare Solutions, Inc. (a)	1,271,804
17,500	Bio-Techne Corp.	1,778,875
50,500	Boston Scientific Corp. (a)	1,255,935
22,800	Centene Corp. (a)	1,624,728
12,600	Edwards Lifesciences Corp. (a)	1,185,282
Shares	Security Description	Value
45,900	Insulet Corp. (a)	$1,977,831
12,600	Mallinckrodt PLC (a)	561,582
21,900	PerkinElmer, Inc.	1,271,514
28,690	Seattle Genetics, Inc. (a)	1,803,454
10,440	Teleflex, Inc.	2,022,541
6,600	The Cooper Cos., Inc.	1,319,274
41,400	Zoetis, Inc.	2,209,518
		18,282,338
Industrials - 13.3%
10,594	Dover Corp.	851,228
27,700	Fortune Brands Home & Security, Inc.	1,685,545
37,900	HD Supply Holdings, Inc. (a)	1,558,637
34,600	KAR Auction Services, Inc.	1,510,982
57,060	MasTec, Inc. (a)	2,285,253
17,400	Old Dominion Freight Line, Inc.	1,488,918
13,200	Orbital ATK, Inc.	1,293,600
62,500	Quanta Services, Inc. (a)	2,319,375
6,200	Roper Technologies, Inc.	1,280,238
11,600	The Middleby Corp. (a)	1,582,820
25,900	XPO Logistics, Inc. (a)	1,240,351
		17,096,947
Information Technology - 21.0%
13,900	Akamai Technologies, Inc. (a)	829,830
51,400	ARRIS International PLC (a)	1,359,530
16,600	Broadridge Financial Solutions, Inc.	1,127,970
22,700	Cavium, Inc. (a)	1,626,682
34,800	CDW Corp.	2,008,308
20,400	Citrix Systems, Inc. (a)	1,701,156
134,400	First Data Corp. - Class A (a)	2,083,200
15,100	Fiserv, Inc. (a)	1,741,181
9,800	FleetCor Technologies, Inc. (a)	1,484,014
23,800	IAC/InterActiveCorp. (a)	1,754,536
122,700	Infinera Corp. (a)	1,255,221
13,100	Jack Henry & Associates, Inc.	1,219,610
90,700	Knowles Corp. (a)	1,718,765
14,900	Lam Research Corp.	1,912,564
22,200	Microchip Technology, Inc.	1,637,916
35,900	Paychex, Inc.	2,114,510
77,300	TiVo Corp.	1,449,375
		27,024,368
Materials - 5.1%
27,600	FMC Corp.	1,920,684
108,200	Graphic Packaging Holding Co.	1,392,534
7,600	Martin Marietta Materials, Inc.	1,658,700
124,900	Platform Specialty Products Corp. (a)	1,626,198
		6,598,116
Real Estate - 6.0%
83,160	American Homes 4 Rent - Class A REIT	1,909,354
49,560	CBRE Group, Inc. - Class A (a)	1,724,192
46,000	DuPont Fabros Technology, Inc. REIT	2,281,140
90,000	Physicians Realty Trust REIT	1,788,300
		7,702,986

See accompanying Notes to Financial Statements.
33

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

GROWTH OPPORTUNITIES FUND
Shares	Security Description	Value
Utilities - 1.0%
14,700	Southwest Gas Holdings, Inc.	$1,218,777
Total Common Stocks (Cost $90,562,476)		123,853,800
Short-Term Investments - 3.5%
Investment Company - 3.5%
4,569,952	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.58% (b)	4,569,952
Total Short-Term Investments (Cost $4,569,952)		4,569,952
Total Investments - 99.9% (Cost $95,132,428)		128,423,752
Other assets in excess of other liabilities – 0.1%		97,130
NET ASSETS – 100.0%		$128,520,882

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2017.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
See accompanying Notes to Financial Statements.
34

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2017

SMALL COMPANY FUND
Shares	Security Description	Value
Common Stocks - 95.6%
Consumer Discretionary - 14.5%
521,900	Bojangles', Inc. (a)	$10,698,950
160,000	Dave & Buster's Entertainment, Inc. (a)	9,774,400
145,700	Dorman Products, Inc. (a)	11,966,341
150,300	Five Below, Inc. (a)	6,509,493
509,500	ILG, Inc.	10,679,120
333,800	MSG Networks, Inc. - Class A (a)	7,794,230
204,200	Nexstar Media Group, Inc.	14,324,630
198,300	Ollie's Bargain Outlet Holdings, Inc. (a)	6,643,050
526,500	Potbelly Corp. (a)	7,318,350
		85,708,564
Consumer Staples - 2.0%
688,800	Amplify Snack Brands, Inc. (a)	5,785,920
165,100	Inter Parfums, Inc.	6,034,405
		11,820,325
Energy - 3.7%
636,300	Callon Petroleum Co. (a)	8,373,708
297,400	Matador Resources Co. (a)	7,075,146
102,800	PDC Energy, Inc. (a)	6,409,580
		21,858,434
Financials - 16.7%
336,100	Cardinal Financial Corp.	10,062,834
280,300	MB Financial, Inc.	12,002,446
177,000	Mercantile Bank Corp.	6,088,800
784,700	Old National Bancorp	13,614,545
317,200	Selective Insurance Group, Inc.	14,955,980
306,400	Southside Bancshares, Inc.	10,285,848
231,400	Stifel Financial Corp. (a)	11,613,966
153,500	UMB Financial Corp.	11,560,085
193,200	United Bankshares, Inc.	8,162,700
		98,347,204
Health Care - 10.5%
121,300	Almost Family, Inc. (a)	5,895,180
269,300	AMN Healthcare Services, Inc. (a)	10,933,580
106,000	Analogic Corp.	8,045,400
113,900	Cambrex Corp. (a)	6,270,195
196,900	Genomic Health, Inc. (a)	6,200,381
272,900	Integra LifeSciences Holdings Corp. (a)	11,497,277
78,800	Masimo Corp. (a)	7,348,888
146,600	Omnicell, Inc. (a)	5,959,290
		62,150,191
Industrials - 14.8%
65,900	American Woodmark Corp. (a)	6,049,620
182,600	Barnes Group, Inc.	9,374,684
218,500	Forward Air Corp.	10,394,045
219,000	Franklin Electric Co., Inc.	9,427,950
214,900	Granite Construction, Inc.	10,785,831
414,500	Kforce, Inc.	9,844,375
157,700	Multi-Color Corp.	11,196,700
523,800	Navigant Consulting, Inc. (a)	11,974,068
199,600	Tetra Tech, Inc.	8,153,660
		87,200,933
Shares	Security Description	Value
Information Technology - 20.8%
159,100	Ambarella, Inc. (a)	$8,704,361
134,600	Anixter International, Inc. (a)	10,673,780
84,800	CACI International, Inc. - Class A (a)	9,947,040
476,700	CalAmp Corp. (a)	8,003,793
71,000	Coherent, Inc. (a)	14,600,440
184,000	ExlService Holdings, Inc. (a)	8,714,240
83,000	Littelfuse, Inc.	13,272,530
193,200	Methode Electronics, Inc.	8,809,920
130,000	Microsemi Corp. (a)	6,698,900
160,400	MTS Systems Corp.	8,830,020
218,100	National Instruments Corp.	7,101,336
153,100	PC Connection, Inc. (a)	4,560,849
142,000	Silicon Motion Technology Corp., ADR	6,638,500
208,400	Sykes Enterprises, Inc. (a)	6,126,960
		122,682,669
Materials - 5.8%
289,100	A Schulman, Inc.	9,092,195
112,000	Balchem Corp.	9,231,040
155,400	Carpenter Technology Corp.	5,796,420
127,700	Sensient Technologies Corp.	10,121,502
		34,241,157
Real Estate - 4.8%
467,500	Easterly Government Properties, Inc. REIT	9,251,825
225,900	Education Realty Trust, Inc. REIT	9,228,015
203,800	LTC Properties, Inc. REIT	9,762,020
		28,241,860
Utilities - 2.0%
141,100	IDACORP, Inc.	11,705,656
Total Common Stocks (Cost $457,058,373)		563,956,993
Short-Term Investments - 5.7%
Investment Company - 5.7%
33,817,817	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.58% (b)	33,817,817
Total Short-Term Investments (Cost $33,817,817)		33,817,817
Total Investments - 101.3% (Cost $490,876,190)		597,774,810
Other liabilities in excess of other assets – (1.3)%		(7,527,014)
NET ASSETS – 100.0%		$590,247,796

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2017.

ADR	American Depositary Receipt
REIT  Real Estate Investment Trust

See accompanying Notes to Financial Statements.
35

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2017

	SHORT-INTERMEDIATE BOND FUND	INCOME FUND
Assets:
Investments, at cost	$127,428,552	$198,421,914
Unrealized appreciation (depreciation) of investments	(242,290)	(154,877)
Total investments, at value	127,186,262	198,267,037
Receivable for capital shares issued	963,547	1,511,948
Receivable for investments sold	1,058,756	1,058,756
Interest and dividends receivable	519,459	1,143,656
Prepaid expenses	22,378	29,530
Total Assets	129,750,402	202,010,927

Liabilities:
Distributions payable	179,705	414,731
Payable for investments purchased	1,313,461	982,657
Payable for capital shares redeemed	25,875	51,825
Accrued expenses and other payables:
Investment advisory fees	26,926	68,037
Administration fees	13,091	20,244
Shareholder service fees - Institutional Class	3,499	2,425
Other fees	34,780	41,275
Total Liabilities	1,597,337	1,581,194
Net Assets	$128,153,065	$200,429,733
Composition of Net Assets:
Paid-In Capital	$129,838,545	$202,156,072
Accumulated (excess of distributions over) net investment income (loss)	(278,896)	(93,375)
Accumulated net realized gain (loss) from investments	(1,164,294)	(1,478,087)
Net unrealized appreciation (depreciation) on investments	(242,290)	(154,877)
Net Assets	$128,153,065	$200,429,733
Institutional Class:
Net assets	$9,933,460	$6,621,377
Shares of beneficial interest (See note 5)	1,065,505	647,708
Net asset value, offering and redemption price per share	$9.32	$10.22
Institutional Plus Class:
Net assets	$118,219,605	$193,808,356
Shares of beneficial interest (See note 5)	12,641,858	18,959,741
Net asset value, offering and redemption price per share	$9.35	$10.22

See accompanying Notes to Financial Statements.
36

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2017

NEBRASKA TAX-FREE FUND	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$72,655,112	$70,715,668	$95,132,428	$490,876,190
(698,873)	11,617,528	33,291,324	106,898,620
71,956,239	82,333,196	128,423,752	597,774,810
48,000	79,327	133,279	12,345,791
-	312,811	-	-
766,157	235,296	81,314	215,087
4,946	15,064	16,753	30,328
72,775,342	82,975,694	128,655,098	610,366,016

182,601	-	-	-
835,000	281,626	-	19,187,829
-	148,620	11,079	394,206

11,387	46,828	72,020	352,824
7,343	8,537	13,143	57,579
-	10,605	8,300	41,101
29,649	29,737	29,674	84,681
1,065,980	525,953	134,216	20,118,220
$71,709,362	$82,449,741	$128,520,882	$590,247,796

$73,078,364	$66,797,741	$81,992,817	$461,656,905
(408,583)	12,280	8,613	-
(261,546)	4,022,192	13,228,128	21,692,271
(698,873)	11,617,528	33,291,324	106,898,620
$71,709,362	$82,449,741	$128,520,882	$590,247,796

$-	$49,240,796	$17,998,746	$210,572,569
-	2,921,235	1,091,878	7,445,579
$-	$16.86	$16.48	$28.28

$71,709,362	$33,208,945	$110,522,136	$379,675,227
7,401,197	1,984,082	6,602,648	13,391,245
$9.69	$16.74	$16.74	$28.35

See accompanying Notes to Financial Statements.
37

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2017

	SHORT-INTERMEDIATE BOND FUND	INCOME FUND
Investment Income:
Interest .	$3,278,795	$6,498,304
Dividend	24,481	137,494
Foreign tax witholding	-	-
Total Income	3,303,276	6,635,798
Expenses:
Investment advisory fees	654,750	1,277,257
Administration fees	162,312	263,806
Shareholder service fees - Institutional Class	27,330	11,694
Custodian fees	12,037	19,174
Chief compliance officer fees	12,345	19,848
Director fees	6,183	10,207
Registration and filing fees	25,602	27,363
Transfer agent fees	61,841	66,474
Pricing Fees	-	-
Other fees	92,119	123,685
Total expenses before waivers	1,054,519	1,819,508
Expenses waived by Adviser	(320,292)	(445,960)
Total Expenses	734,227	1,373,548
Net Investment Income (Loss)	2,569,049	5,262,250
Realized and Unrealized Gain (Loss) On Investments:
Net realized gain (loss) on investment transactions	(5,018)	(249,764)
Change in unrealized appreciation (depreciation) on investments	(396,941)	(3,399,706)
Net realized and unrealized gain (loss) on investments	(401,959)	(3,649,470)
Net increase (decrease) in net assets from operations	$2,167,090	$1,612,780

See accompanying Notes to Financial Statements.
38

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2017

NEBRASKA TAX-FREE FUND	BALANCED FUND	GROWTH OPPORTUNITIES FUND	SMALL COMPANY FUND

$2,085,523	$970,291	$-	$-
10,402	882,871	1,237,731	5,676,834
-	-	(6,524)	-
2,095,925	1,853,162	1,231,207	5,676,834

268,757	718,721	1,085,568	3,298,981
83,216	118,910	179,491	479,568
-	117,354	77,554	274,414
5,162	7,500	10,553	29,750
6,298	8,815	13,442	37,907
3,133	4,593	6,980	17,207
8,849	21,598	19,198	52,502
18,742	63,555	71,850	148,799
30,051	-	-	-
43,358	71,208	60,510	100,530
467,566	1,132,254	1,525,146	4,439,658
(165,212)	(66,189)	(87,013)	(322,897)
302,354	1,066,065	1,438,133	4,116,761
1,793,571	787,097	(206,926)	1,560,073

(81,348)	7,707,324	19,275,716	25,811,757
(2,137,764)	(1,612,471)	4,718,863	54,681,586
(2,219,112)	6,094,853	23,994,579	80,493,343
$(425,541)	$6,881,950	$23,787,653	$82,053,416

See accompanying Notes to Financial Statements.
39

STATEMENTS OF CHANGES IN NET ASSETS

SHORT-INTERMEDIATE BOND FUND	INCOME FUND	NEBRASKA TAX-FREE FUND
For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	January 1, 2016* Through March 31, 2016
Operations:
Net investment income (loss)	$2,569,049	$1,917,851	$5,262,250	$4,009,437	$1,793,571	$401,441
Net realized gain (loss) on investment transactions	(5,018)	99,565	(249,764)	63,467	(81,348)	(152,491)
Net change in unrealized appreciation (depreciation) on investments	(396,941)	(570,544)	(3,399,706)	(538,360)	(2,137,764)	456,440
Net increase (decrease) in net assets from operations	2,167,090	1,446,872	1,612,780	3,534,544	(425,541)	705,390
Distributions to Shareholders:
From net investment income
Institutional Class	(251,940)	(286,555)	(173,595)	(350,580)	-	-
Institutional Plus Class	(2,589,782)	(1,892,402)	(5,856,349)	(4,267,580)	(2,164,819)	(466,483)
From net realized gains on investments
Institutional Class	(19,716)	(11,772)	(4,917)	(4,936)	-	-
Institutional Plus Class	(160,775)	(99,052)	(164,951)	(121,294)	-	-
Change in net assets from distributions to shareholders	(3,022,213)	(2,289,781)	(6,199,812)	(4,744,390)	(2,164,819)	(466,483)
Capital Transactions:
Proceeds from shares issued
Institutional Class	4,917,110	5,134,909	1,756,017	7,841,907	-	-
Institutional Plus Class	31,509,238	47,979,860	69,318,939	91,949,778	21,952,823	57,795,180	**
Proceeds from dividends reinvested
Institutional Class	167,411	196,937	171,907	315,772	-	-
Institutional Plus Class	611,441	385,256	1,453,831	1,049,992	151,030	1,625
Cost of shares redeemed
4	Institutional Class	(7,251,197)	(15,978,700)	(1,986,308)	(20,686,461)	-	-
5	Institutional Plus Class	(25,455,755)	(27,152,535)	(59,997,007)	(25,079,952)	(4,833,388)	(1,006,455)
Change in net assets from capital transactions	4,498,248	10,565,727	10,717,379	55,391,036	17,270,465	56,790,350
Change in net assets	3,643,125	9,722,818	6,130,347	54,181,190	14,680,105	57,029,257
Net Assets:
Beginning of year	124,509,940	114,787,122	194,299,386	140,118,196	57,029,257	-
End of year	$128,153,065	$124,509,940	$200,429,733	$194,299,386	$71,709,362	$57,029,257
Accumulated (excess of distributions over) net investment income (loss)	$(278,896)	$(152,384)	$(93,375)	$76,360	$(408,583)	$(64,470)
Share Transactions Institutional Class:
Shares issued	523,867	545,967	168,398	757,834	-	-
Shares reinvested	17,888	20,949	16,568	30,541	-	-
Shares redeemed	(777,110)	(1,698,950)	(191,300)	(2,007,699)	-	-
Change in shares	(235,355)	(1,132,034)	(6,334)	(1,219,324)	-	-
Share Transactions Institutional Plus Class:
Shares issued	3,352,312	5,095,938	6,650,408	8,892,333	2,204,817	5,776,423	**
Shares reinvested	65,123	40,955	139,921	101,717	15,385	162
Shares redeemed	(2,711,815)	(2,879,134)	(5,840,316)	(2,430,088)	(495,361)	(100,229)
Change in shares	705,620	2,257,759	950,013	6,563,962	1,724,841	5,676,356
*	Commencement of operations.
**	See Note 1.
*** The amount includes $1,430,842 from a redemption-in-kind for the year ended March 31, 2017.

See accompanying Notes to Financial Statements.
40

STATEMENTS OF CHANGES IN NET ASSETS

BALANCED FUND		GROWTH OPPORTUNITIES FUND		SMALL COMPANY FUND
For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017		For the Year Ended March 31, 2016

$787,097	$410,874	$(206,926)	$(274,607)	$1,560,073		$694,187
7,707,324	2,908,302	19,275,716	11,410,112	25,811,757		7,034,705
(1,612,471)	(6,856,646)	4,718,863	(28,588,703)	54,681,586		(8,024,631)
6,881,950	(3,537,470)	23,787,653	(17,453,198)	82,053,416		(295,739)

(458,535)	(239,199)	-	-	(403,001)		(67,293)
(338,896)	(197,197)	-	-	(893,039)		(1,031,768)

(3,340,622)	(1,640,833)	(2,388,948)	(5,855,217)	(2,254,140)		(1,160,025)
(1,924,805)	(773,100)	(6,071,698)	(15,533,094)	(3,362,716)		(6,458,336)
(6,062,858)	(2,850,329)	(8,460,646)	(21,388,311)	(6,912,896)		(8,717,422)

4,466,420	27,567,997	3,368,140	12,021,998	196,297,524		28,070,064
4,614,857	5,821,878	13,195,880	27,132,124	155,777,695		42,476,909

3,262,415	1,585,443	2,277,655	5,574,556	2,390,902		1,050,991
2,009,521	872,511	3,207,344	6,955,862	2,303,174		3,604,744

(30,040,922)	(24,242,253)	(34,493,646)	(19,018,481)	(65,121,062)		(27,600,255)
(9,364,013)	(4,750,283)	(21,158,648)	(21,919,196)	(49,047,841	)***	(34,669,199)
(25,051,722)	6,855,293	(33,603,275)	10,746,863	242,600,392		12,933,254
(24,232,630)	467,494	(18,276,268)	(28,094,646)	317,740,912		3,920,093

106,682,371	106,214,877	146,797,150	174,891,796	272,506,884		268,586,791
$82,449,741	$106,682,371	$128,520,882	$146,797,150	$590,247,796		$272,506,884
$12,280	$7,779	$8,613	$(29,120)	$-		$141,630

266,215	1,588,504	214,078	690,020	7,535,519		1,239,171
200,429	95,185	145,723	381,036	85,390		46,649
(1,800,947)	(1,426,151)	(2,187,593)	(1,089,841)	(2,399,444)		(1,193,568)
(1,334,303)	257,538	(1,827,792)	(18,785)	5,221,465		92,252

276,133	344,198	826,513	1,589,463	5,672,567		1,883,286
124,191	52,660	202,228	469,991	82,109		159,856
(559,695)	(280,122)	(1,326,441)	(1,361,162)	(1,887,582)		(1,526,934)
(159,371)	116,736	(297,700)	698,292	3,867,094		516,208

See accompanying Notes to Financial Statements.
41

FINANCIAL HIGHLIGHTS
For a Share Outstanding

		Investment Activities			Distributions to Shareholders from:						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments		Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets(*)(c)	Portfolio Turnover(b)
SHORT-INTERMEDIATE BOND FUND
Institutional Class
03/31/17	$9.38	$0.16	$(0.03)	$0.13	$(0.18)	$(0.01)		$9.32	1.48%	$9,933	0.75%	1.75%	1.28%	48%
03/31/16	9.45	0.14	(0.04)	0.10	(0.16)	(0.01)		9.38	1.11	12,202	0.76	1.50	1.11	40
03/31/15	9.48	0.12	0.00	0.12	(0.14)	(0.01)		9.45	1.33	23,000	0.79	1.24	1.04	51
03/31/14	9.60	0.15	(0.12)	0.03	(0.15)	(0.00	)(d)	9.48	0.40	13,123	0.79	1.62	1.01	48
03/31/13	9.48	0.23	0.13	0.36	(0.23)	(0.01)		9.60	3.85	48,543	0.83	2.36	1.05	50
Institutional Plus Class
03/31/17	9.41	0.19	(0.03)	0.16	(0.21)	(0.01)		9.35	1.70	118,220	0.54	1.98	0.75	48
03/31/16	9.48	0.16	(0.04)	0.12	(0.18)	(0.01)		9.41	1.32	112,308	0.54	1.73	0.77	40
03/31/15	9.51	0.14	0.01	0.15	(0.17)	(0.01)		9.48	1.57	91,787	0.55	1.48	0.80	51
03/31/14	9.61	0.17	(0.10)	0.07	(0.17)	(0.00	)(d)	9.51	0.77	94,149	0.58	1.79	0.80	48
03/31/13	9.49	0.25	0.14	0.39	(0.26)	(0.01)		9.61	4.11	30,342	0.58	2.59	0.80	50

INCOME FUND
Institutional Class
03/31/17	$10.41	$0.24	$(0.14)	$0.10	$(0.28)	$(0.01)		$10.22	0.89%	$6,621	0.82%	2.29%	1.62%	44%
03/31/16	10.51	0.24	(0.05)	0.19	(0.28)	(0.01)		10.41	1.77	6,809	0.81	2.29	1.19	24
03/31/15	10.25	0.24	0.29	0.53	(0.26)	(0.01)		10.51	5.18	19,693	0.85	2.30	1.11	52
03/31/14	10.47	0.28	(0.21)	0.07	(0.29)	—		10.25	0.72	10,784	0.81	2.71	1.08	55
03/31/13	10.23	0.31	0.24	0.55	(0.31)	—		10.47	5.46	54,724	0.88	3.01	1.15	42
Institutional Plus Class
03/31/17	10.41	0.26	(0.15)	0.11	(0.29)	(0.01)		10.22	1.07	193,808	0.64	2.47	0.83	44
03/31/16	10.52	0.25	(0.07)	0.18	(0.28)	(0.01)		10.41	1.81	187,490	0.64	2.41	0.85	24
03/31/15	10.26	0.26	0.29	0.55	(0.28)	(0.01)		10.52	5.40	120,425	0.63	2.52	0.89	52
03/31/14	10.48	0.30	(0.22)	0.08	(0.30)	—		10.26	0.79	92,810	0.64	2.91	0.91	55
03/31/13	10.24	0.34	0.24	0.58	(0.34)	—		10.48	5.70	25,266	0.63	3.24	0.90	42

NEBRASKA TAX-FREE FUND
Institutional Plus Class
03/31/17	$10.05	$0.26	$(0.30)	$(0.04)	$(0.32)	$—		$9.69	(0.43)%	$71,709	0.45%	2.66%	0.69%	11%
03/31/16(e)	10.00	0.07	0.07	0.14	(0.09)	—		10.05	1.35	57,029	0.45	2.96	0.85	5

BALANCED FUND
Institutional Class
03/31/17	$16.71	$0.13	$1.11	$1.24	$(0.13)	$(0.96)		$16.86	7.71%	$49,241	1.18%	0.75%	1.26%	22%
03/31/16	17.66	0.05	(0.57)	(0.52)	(0.06)	(0.37)		16.71	(2.93)	71,090	1.19	0.31	1.26	42
03/31/15	17.61	0.01	1.58	1.59	(0.01)	(1.53)		17.66	9.40	70,615	1.17	0.06	1.26	69
03/31/14	16.30	0.09	2.56	2.65	(0.10)	(1.24)		17.61	16.46	69,070	1.16	0.53	1.29	91
03/31/13	15.39	0.15	0.90	1.05	(0.14)	—		16.30	6.89	55,358	1.22	0.98	1.35	27
Institutional Plus Class
03/31/17	16.61	0.16	1.10	1.26	(0.17)	(0.96)		16.74	7.90	33,209	0.99	0.94	1.03	22
03/31/16	17.57	0.09	(0.59)	(0.50)	(0.09)	(0.37)		16.61	(2.78)	35,592	0.99	0.51	1.01	42
03/31/15	17.52	0.05	1.57	1.62	(0.04)	(1.53)		17.57	9.67	35,600	0.97	0.30	1.06	69
03/31/14	16.23	0.12	2.54	2.66	(0.13)	(1.24)		17.52	16.65	20,446	0.95	0.72	1.08	91
03/31/13	15.36	0.19	0.90	1.09	(0.22)	—		16.23	7.17	12,569	0.97	1.24	1.10	27

See accompanying Notes to Financial Statements.
42

FINANCIAL HIGHLIGHTS
For a Share Outstanding

		Investment Activities			Distributions to Shareholders from:					Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investments	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000's)	Expense to Average Net Assets(c)	Net Investment Income (Loss) to Average Net Assets(c)	Expense to Average Net Assets(*)(c)	Portfolio Turnover(b)
GROWTH OPPORTUNITIES FUND
Institutional Class
03/31/17	$14.82	$(0.05)	$2.65	$2.60	$—	$(0.94)	$16.48	17.89%	$17,999	1.14%	(0.31)%	1.25%	36%
03/31/16	19.02	(0.06)	(1.83)	(1.89)	—	(2.31)	14.82	(9.78)	43,260	1.16	(0.34)	1.27	57
03/31/15	19.16	(0.09)	2.41	2.32	—	(2.46)	19.02	12.93	55,888	1.14	(0.47)	1.23	50
03/31/14	16.63	(0.05)	4.10	4.05	—	(1.52)	19.16	24.36	59,249	1.08	(0.28)	1.20	56
03/31/13	15.52	(0.05)	1.53	1.48	—	(0.37)	16.63	9.79	86,600	1.15	(0.33)	1.27	55
Institutional Plus Class
03/31/17	15.00	(0.01)	2.69	2.68	—	(0.94)	16.74	18.21	110,522	0.94	(0.08)	0.98	36
03/31/16	19.19	(0.02)	(1.86)	(1.88)	—	(2.31)	15.00	(9.63)	103,537	0.94	(0.10)	0.99	57
03/31/15	19.27	(0.05)	2.43	2.38	—	(2.46)	19.19	13.18	119,004	0.92	(0.25)	1.01	50
03/31/14	16.68	(0.02)	4.13	4.11	—	(1.52)	19.27	24.65	117,219	0.89	(0.08)	1.01	56
03/31/13	15.53	(0.01)	1.53	1.52	—	(0.37)	16.68	10.05	47,119	0.90	(0.07)	1.02	55

SMALL COMPANY FUND
Institutional Class
03/31/17	$23.17	$0.07	$5.45	$5.52	$(0.06)	$(0.35)	$28.28	23.87%	$210,573	1.20%	0.27%	1.31%	33%
03/31/16	24.06	0.02	(0.20)	(0.18)	(0.04)	(0.67)	23.17	(0.65)	51,527	1.18	0.10	1.34	32
03/31/15	24.39	0.02	1.65	1.67	(0.01)	(1.99)	24.06	6.97	51,296	1.20	0.09	1.31	29
03/31/14	19.98	0.03	4.81	4.84	(0.11)	(0.32)	24.39	24.26	42,855	1.19	0.13	1.32	21
03/31/13	19.11	0.18	1.63	1.81	(0.09)	(0.85)	19.98	10.11	78,688	1.22	0.97	1.35	19
Institutional Plus Class
03/31/17	23.20	0.12	5.47	5.59	(0.09)	(0.35)	28.35	24.14	379,675	0.99	0.47	1.06	33
03/31/16	24.12	0.07	(0.21)	(0.14)	(0.11)	(0.67)	23.20	(0.48)	220,980	0.99	0.30	1.07	32
03/31/15	24.43	0.08	1.64	1.72	(0.04)	(1.99)	24.12	7.17	217,291	0.98	0.34	1.09	29
03/31/14	20.04	0.09	4.81	4.90	(0.19)	(0.32)	24.43	24.53	163,481	0.96	0.39	1.09	21
03/31/13	19.16	0.23	1.64	1.87	(0.14)	(0.85)	20.04	10.43	90,628	0.97	1.23	1.10	19

(*)		Ratios excluding contractual and voluntary waivers.
(a)		Per share data calculated using average share method
(b)		Not annualized for a period less than one year.
(c)		Annualized for a period less than one year.
(d)		Amount represents less than $0.005.
(e)										Commencement of operations of Nebraska Tax-Free Fund - Institutional Plus Class shares was January 1, 2016.

See accompanying Notes to Financial Statements.
43

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

1. Organization
Tributary Funds, Inc. (the "Company") was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series.  The Company consists of six series, Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund (collectively, the "Funds" and individually, a "Fund").  Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund are all diversified series. Nebraska Tax-Free Fund is a non-diversified series. Each series represents a distinct portfolio with its own investment objectives and policies. Refer to the prospectus for each Fund's investment objective.
All Funds offer Institutional Plus Class shares without a sales charge and Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Growth Opportunities Fund and Small Company Fund also offer Institutional Class shares. The two classes differ principally in applicable minimum investment and shareholder servicing fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes.  Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

On January 1, 2016, the Nebraska Tax-Free Fund commenced operations through a reorganization of the Nebraska Tax-Free Common Trust Fund ("CTF") through contribution of securities.  The CTF was previously managed by First National Bank of Omaha. It was determined to be beneficial to both the shareholders of the CTF and the Company to reorganize the CTF into a newly created series of the Company.  This CTF was organized and commenced operations on December 31, 2007.  The CTF had an investment objective and strategies that were, in all material respects, identical to those of the Nebraska Tax-Free Fund.  The net assets and unrealized gain received by the Nebraska Tax-Free Fund from this tax-free reorganization were as follows:
Date of Contribution	Net Assets Institutional Plus Class	Shares Issued Institutional Plus Class	Original Cost of Investments	Unrealized Gain on Investments	Exchange Ratio
January 1, 2016	$51,935,874	5,193,587	$50,327,997	$982,451	1.0014019

In addition to the securities transferred in, as noted above, $625,426 of cash and other receivables were also transferred in as part of the reorganization.

2. Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation
The net asset value ("NAV") per share of each Fund is determined each business day as of the close of the New York Stock Exchange ("NYSE"), which is normally 4 p.m. Eastern Time. In valuing a Fund's assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over the counter securities, are valued at the official closing price on the primary exchange or market on which they traded or, if there is no such reported price on the valuation date, at the most recent quoted sale price or bid price. Investments in investment companies are valued at the NAV per share determined as of the close of the NYSE. Short-term debt investments (maturing within 60 days) may be valued on an amortized cost basis, unless such value does not approximate fair value. Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings, or developments relating to specific securities in arriving at the valuation. Prices provided by pricing services are subject to

44

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

review and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price.

Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company's Fair Value Committee ("Fair Value Committee") pursuant to procedures established by the Company's Board of Directors ("Board"). Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted, or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings, or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Fair Value Committee's own assumptions in determining fair value. Factors used in determining fair value include, but are not limited to: type of security or asset, trading activity of similar markets or securities, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold, and information as to any transactions or offers with respect to the security.

Under the Company's pricing and valuation procedures, the Board has delegated the daily operational oversight of the securities valuation function to the Fair Value Committee, which consists of representatives from the Funds' Adviser, Sub-Adviser, and the Treasurer, who serves on the committee as a non-voting member. The Fair Value Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Fair Value Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Fair Valuation Committee's determinations are subject to review by the Funds' Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Funds use a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price). One component of fair value is a three-tier fair value hierarchy. The basis of the tiers is dependent upon various "inputs" used to determine the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 – includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a securities exchange or investments in mutual funds.

Level 2 – includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include broker quotes in active markets, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets, or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets, securities subject to corporate actions, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 – includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Fair Value Committee's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security's underlying index, or comparable securities' models. Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the co-administrator regularly compares current day prices with prior day prices, transaction prices, and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the co-administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To substantiate Level 3 unobservable inputs, the adviser and co-administrator use a variety of techniques as appropriate, including, transaction backtesting or disposition analysis and review of related market activity.

45

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value each Fund's investments as of March 31, 2017, by category:

	LEVEL 1 – Quoted Prices	LEVEL 2 – Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Short-Intermediate Bond Fund
Non-U.S. Government Agency Asset-Backed Securities	$-	$52,255,532	$-	$52,255,532
Corporate Bonds	-	40,679,564	-	40,679,564
Government & Agency Obligations	-	31,339,643	-	31,339,643
Preferred Stocks	473,000	-	-	473,000
Short-Term Investments	2,438,523	-	-	2,438,523
Total	$2,911,523	$124,274,739	$-	$127,186,262
Income Fund
Non-U.S. Government Agency Asset-Backed Securities	$-	$54,921,116	$-	$54,921,116
Corporate Bonds	-	56,536,398	-	56,536,398
Government & Agency Obligations	-	82,440,328	-	82,440,328
Preferred Stocks	203,820	-	-	203,820
Exchange Traded Fund	653,698	-	-	653,698
Investment Company	1,400,748	-	-	1,400,748
Short-Term Investments	2,110,929	-	-	2,110,929
Total	$4,369,195	$193,897,842	$-	$198,267,037
Nebraska Tax-Free Fund
Government & Agency Obligations	$-	$69,733,045	$-	$69,733,045
Short-Term Investments	2,223,194	-	-	2,223,194
Total	$2,223,194	$69,733,045	$-	$71,956,239
Balanced Fund
Common Stocks	$53,052,356	$-	$-	$53,052,356
Non-U.S. Government Agency Asset-Backed Securities	-	5,259,908	-	5,259,908
Corporate Bonds	-	10,470,603	-	10,470,603
Government & Agency Obligations	-	11,198,420	-	11,198,420
Short-Term Investments	2,351,909	-	-	2,351,909
Total	$55,404,265	$26,928,931	$-	$82,333,196
Growth Opportunities Fund
Common Stocks	$123,853,800	$-	$-	$123,853,800
Short-Term Investments	4,569,952	-	-	4,569,952
Total	$128,423,752	$-	$-	$128,423,752
Small Company Fund
Common Stocks	$563,956,993	$-	$-	$563,956,993
Short-Term Investments	33,817,817	-	-	33,817,817
Total	$597,774,810	$-	$-	$597,774,810

The Funds recognize transfers between levels as of the beginning of the year.  There were no transfers into or out of Level 1, 2 or 3 during the year ended March 31, 2017. There were no Level 3 securities held by the Funds for the year ended March 31, 2017.

Guarantees and Indemnifications
In the normal course of business, the Company may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund's maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

46

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Company's contracts with service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Security Transactions, Investment Income and Foreign Taxes
Securities transactions are accounted for no later than one business day following trade date. For financial reporting purposes, however, on the last business day of the reporting period, security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties. Gains or losses realized on the sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country's tax rules and rates.

Allocation of Expenses
Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.  Expenses directly attributable to a class are charged directly to that class, while expenses attributable to both classes are allocated to each class based upon the ratio of net assets for each class as a percentage of total net assets.
Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly for the Short-Intermediate Bond, Income, and Nebraska Tax-Free Funds.  The Balanced Fund declares and pays dividends from net investment income, if any, quarterly.  The Growth Opportunities Fund and Small Company Fund declare and pay dividends from net investment income, if any, annually.  Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceed available capital loss carryovers.  The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.

3. Related Party Transactions and Fees and Agreements
Tributary Capital Management, LLC ("Tributary" or "Adviser"), a subsidiary of First National Bank of Omaha ("FNBO"), which is a subsidiary of First National Bank of Nebraska, Inc., serves as the investment adviser to the Funds. Each Fund pays a monthly fee at an annual rate of the following percentages of each Fund's average daily net assets: 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.40% for the Nebraska Tax-Free Fund, 0.75% for each of the Balanced Fund and Growth Opportunities Fund, and 0.85% for the Small Company Fund. First National Fund Advisers ("FNFA" or "Sub-Adviser"), a division of FNBO, serves as the investment sub-adviser for the Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund. Sub-advisory fees paid to FNFA are paid by Tributary.

Tributary has contractually agreed to waive advisory fees and reduce the administration fee payable to the Adviser and/or reimburse other expenses of each Fund to the extent necessary to limit the total operating expenses of each Fund, exclusive of shareholder servicing fees (Institutional Class only), brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate of the percentage of each Fund's average daily net assets as follows.

Expense Caps
Short-Intermediate Bond Fund	0.54%
Income Fund	0.64
Nebraska Tax-Free Fund	0.45
Balanced Fund	0.99
Growth Opportunities Fund	0.94
Small Company Fund	0.99

47

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

The amounts waived for each Fund are recorded as expenses waived in each Fund's Statement of Operations. Other Fund service providers have also contractually agreed to waive a portion of their fees.  For the year ended March 31, 2017, fees waived were as follows:

	Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
Short-Intermediate Bond Fund	$ 314,529	$ 5,763	$ 320,292
Income Fund	436,822	9,138	445,960
Nebraska Tax-Free Fund	159,306	5,906	165,212
Balanced Fund	61,623	4,566	66,189
Growth Opportunities Fund	80,437	6,576	87,013
Small Company Fund	309,074	13,823	322,897

Tributary may recover fees waived or expenses reimbursed after August 1, 2014, if such payment is made within three years of the fee waiver or expense reimbursement. At March 31, 2017, the amount of potentially recoverable expenses are as follows: Short-Intermediate Bond Fund – $783,463; Income Fund – $996,243; Nebraska Tax-Free Fund – $211,264; Balanced Fund – $162,379; Growth Opportunities Fund – $247,839; Small Company Fund – $676,422.

MUFG Union Bank, N.A. serves as the custodian for each of the Funds. DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions. Tributary and Atlantic Fund Services, LLC ("Co- Administrators") serve as co-administrators of the Funds. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds. As compensation for its administrative services, each co-administrator is entitled to a fee, calculated daily and paid monthly based on each Fund's average daily net assets. Tributary receives 0.07% of each Fund's average daily net assets. Foreside Fund Officer Services, LLC provides the Funds' Anti-Money Laundering Compliance Officer and Chief Compliance Officer services.

The Company has adopted an Administrative Services Plan, which allows the Funds' Institutional Class shares to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation at an annual rate of up to 0.25% of the average daily net assets to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks, including FNBO (each a "Service Organization"). Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund. One of the Servicing Agreements the Funds maintain is with FNBO. For the year ended March 31, 2017, the Funds paid FNBO as follows: Short-Intermediate Bond Fund – $2,507; Income Fund – $2,809; Balanced Fund – $1,110; Growth Opportunities Fund – $76; Small Company Fund – $5,361. The amounts accrued for shareholder service fees are included under Shareholder service fees – Institutional Class within the Statements of Operations.

4. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2017, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$47,220,442	$39,324,675
Income Fund	49,862,057	46,500,153
Nebraska Tax-Free Fund	24,935,261	7,024,000
Balanced Fund	15,742,089	37,959,463
Growth Opportunities Fund	50,712,648	94,327,101
Small Company Fund	342,752,125	125,533,733

The aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities for the year ended March 31, 2017, were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$21,076,731	$21,376,762
Income Fund	57,115,918	44,376,576
Balanced Fund	4,491,590	11,745,839

48

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

5. Capital Share Transactions
The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share.  The Board is empowered to allocate such shares among different series of the Company's shares without shareholder approval.
6. Federal Income Taxes
The following information is presented on an income tax basis. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no provision is made for federal income or excise taxes.

Differences between amounts reported for financial statements and federal income tax purposes are primarily due to timing and character difference in recognizing gains and losses on investment transactions.

To the extent the differences between the amounts recognized for financial statements and federal income tax purposes are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: reclassifications related to Treasury Inflation-Protected Securities, market discount, premium and/or paydown securities, REIT securities, net operating losses, expired capital loss carryforwards, redemption in-kind, and distribution adjustments. These reclassifications have no impact on net assets.

Net Increase (Decrease)
	Accumulated Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Short-Intermediate Bond Fund	$146,161	$430,911	$(577,072)
Income Fund	597,959	(597,959)	-
Nebraska Tax-Free Fund	27,135	(27,135)	-
Balanced Fund	14,835	(14,835)	-
Growth Opportunities Fund	244,659	106,933	(351,592)
Small Company Fund	(405,663)	530,445	(124,782)

As of March 31, 2017, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short-Intermediate Bond Fund	$127,889,886	$816,687	$(1,520,311)	$(703,624)
Income Fund	199,383,852	2,860,256	(3,977,071)	(1,116,815)
Nebraska Tax-Free Fund	73,063,758	769,755	(1,877,274)	(1,107,519)
Balanced Fund	70,744,738	12,286,617	(698,159)	11,588,458
Growth Opportunities Fund	95,106,229	34,236,615	(919,092)	33,317,523
Small Company Fund	490,898,305	115,626,838	(8,750,333)	106,876,505

49

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

At March 31, 2017, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Investment Income*	Undistributed Tax Exempt Income	Undistributed Net Long Term Capital Gains	Other Temporary Differences	Unrealized Gain (Loss)**	Capital Loss Carry Forward***
Short-Intermediate Bond Fund	$280,157	$-	$-	$(179,705)	$(703,624)	$(1,082,308)
Income Fund	957,614	-	-	(414,731)	(1,116,815)	(1,152,407)
Nebraska Tax-Free Fund	775	181,876	-	(182,601)	(1,107,519)	(261,533)
Balanced Fund	12,280	-	4,051,262	-	11,588,458	-
Growth Opportunities Fund	-	-	13,247,588	-	33,317,523	(37,046)
Small Company Fund	2,874,220	-	18,840,166	-	106,876,505	-
*Undistributed net investment income includes any undistributed net short-term capital gains, if any.
**Unrealized gains (loss) are adjusted for open wash sale loss deferrals, market discount/premium amortization and return of capital paid by REIT securities.
***Capital loss carry forward includes deferred post October loss and late year losses.

The tax character of dividends and distributions paid during the Funds' fiscal years ended March 31, 2017 and March 31, 2016, were as follows:

	Net Ordinary Income*		Tax Exempt Income		Net Long Term Capital Gains**		Total Distributions Paid ***
	2017	2016	2017	2016	2017	2016	2017	2016
Short-Intermediate Bond Fund	$3,009,806	$2,260,844	$-	$-	$-	$-	$3,009,806	$2,260,844
Income Fund	6,104,883	4,660,519	-	-	-	-	6,104,883	4,660,519
Nebraska Tax-Free Fund	8,689	528	2,133,987	305,497	-	-	2,142,676	306,025
Balanced Fund	797,431	436,396	-	-	5,265,427	2,413,933	6,062,858	2,850,329
Growth Opportunities Fund	-	-	-	-	8,460,646	21,388,311	8,460,646	21,388,311
Small Company Fund	1,303,669	2,031,949	-	-	5,609,227	6,685,473	6,912,896	8,717,422

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**The Funds designated as long-term dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the fiscal year ended March 31, 2017.
***Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

At March 31, 2017, the following Funds had net capital loss carryforwards available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

	No Expiration
	Short Term	Long Term	Total
Short-Intermediate Bond Fund	$135,044	$947,264	$1,082,308
Income Fund	754,820	397,587	1,152,407
Nebraska Tax-Free Fund	139	261,394	261,533

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year ("Post-October losses" and "Late Year Losses", respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended March 31, 2017, the Funds deferred losses to April 1, 2017 as follows:

Late Year Losses
Growth Opportunities Fund	$37,046

The Funds comply with FASB ASC Topic 740, "Income Taxes." FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax return to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Funds with tax positions not deemed to meet the "more-likely-than-not" threshold would be required to record a tax expense in the current year. Management completed an evaluation of the Funds' tax positions and based on that evaluation,

50

NOTES TO FINANCIAL STATEMENTS
March 31, 2017

determined that no tax liability resulted from unrecognized tax benefits related to uncertain tax positions and therefore no provision for federal income tax was required in the Funds' financial statements for the year ended March 31, 2017.

7. In-Kind Redemptions
On October 13, 2016, the Tributary Small Company Fund distributed portfolio securities rather than cash as payment for certain redemptions of fund shares (in-kind redemptions). The proceeds for the in-kind redemptions, which are included in cost of shares redeemed in the Statements of Changes in Net Assets, were $1,430,842 and represented 0.39% of the Tributary Small Company Fund's net assets on October 12, 2016. For financial reporting purposes, the Small Company Fund recognized losses on the in-kind redemptions in the amount of $(121,136). For tax purposes, the losses are not recognized.

8.  Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds' financial statements and related disclosures.
9. Subsequent Events
Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Tributary Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Tributary Funds, Inc., comprising Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Nebraska Tax-Free Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund, and Tributary Small Company Fund (the "Funds"), as of March 31, 2017, and the related statements of operations for the year then ended, and  the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended on or prior to March 31, 2015 were audited by other auditors whose report dated May 27, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tributary Short-Intermediate Bond Fund, Tributary Income Fund, Tributary Nebraska Tax-Free Fund, Tributary Balanced Fund, Tributary Growth Opportunities Fund, and Tributary Small Company Fund as of March 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
May 26, 2017

52

ADDITIONAL FUND INFORMATION
March 31, 2017 (Unaudited)

Proxy Voting Policy
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203. The information also is included in the Company's Statement of Additional Information, which is available on the Funds' website at www.tributaryfunds.com and on the Securities and Exchange Commission's (the "SEC") website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available without charge, upon request, by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the SEC's website at www.sec.gov.

Quarterly Holdings
The Company files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Proxy Vote

On November 18, 2016, shareholders of Tributary Funds, Inc. (the "Funds") reelected Robert A. Reed, Gary D. Parker, and John J. McCartney as Directors of the Funds, and elected Stephen C. Wade, the Funds' current President, Chairman of the Board and a Director, and two Director nominees, David F. Larrabee and Brittany A. Fahrenkrog, as Fund Directors.

The proposal to re-elect Robert A. Reed to the Funds' Board of Directors received a plurality of the Shares of the Funds voted at this Meeting of 99.153 % of the Shares voted and 73.319% of the Shares outstanding and entitled to vote. The proposal to re-elect Gary D. Parker to the Funds' Board of Directors received a plurality of the Shares of the Funds voted at this Meeting of 99.151 % of the Shares voted and 73.318% of the Shares outstanding and entitled to vote. The proposal to re-elect John J. McCartney to the Funds' Board of Directors received a plurality of the Shares of the Funds voted at this Meeting of 99.175 % of the Shares voted and 73.335% of the Shares outstanding and entitled to vote. The proposal to elect Stephen C. Wade to the Funds' Board of Directors received a plurality of the Shares of the Funds voted at this Meeting of 98.929% of the Shares voted and 73.154% of the Shares outstanding and entitled to vote. The proposal to elect David F. Larrabee to the Funds' Board of Directors received a plurality of the Shares of the Funds voted at this Meeting of 99.194 % of the Shares voted and 73.350% of the Shares outstanding and entitled to vote. The proposal to elect Brittany Fahrenkrog to the Funds' Board of Directors received a plurality of the Shares of the Funds voted at this Meeting of 98.320% of the Shares voted and 72.703% of the Shares outstanding and entitled to vote.

Other Federal Income Tax Information
The information reported below is for the year ended March 31, 2017. Foreign tax and qualified dividend information for the calendar year 2017 will be provided on your 2017 Form 1099-DIV.
For the year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the American Taxpayer Relief Act of 2012. Complete information for calendar year 2017 will be reported in conjunction with your 2017 Form 1099-DIV.
For the year ended March 31, 2017, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:
Qualified Dividend Income
Short-Intermediate Bond Fund	0.66%
Income Fund	0.30%
Balanced Fund	100.00%
Small Company Fund	100.00%

53

ADDITIONAL FUND INFORMATION
March 31, 2017 (Unaudited)
For the year ended March 31, 2017, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:
Dividends Received Deduction
Short-Intermediate Bond Fund	0.66%
Income Fund	0.30%
Balanced Fund	95.34%
Small Company Fund	100.00%

For the year ended March 31, 2017, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as qualified interest income exempt from U.S. tax for foreign shareholders:
Qualified Interest Income
Short-Intermediate Bond Fund	83.41%
Income Fund	81.02%
Balanced Fund	44.73%

For the year ended March 31, 2017, Small Company Fund designates 1.15% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders and Nebraska Tax-Free Fund designates 99.59% of its income dividend distributed as tax-exempt dividends.

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016, through March 31, 2017.
Actual Expenses – The first set of columns next to each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first set of columns under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line set of columns next to each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

54

ADDITIONAL FUND INFORMATION
March 31, 2017 (Unaudited)
	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending	Expenses	Expense	Beginning	Ending	Expenses	Expense
	Account	Account	Paid	Ratio	Account	Account	Paid	Ratio
	Value	Value	During	During	Value	Value	During	During
	10/1/16	3/31/17	Period*	Period*	10/1/16	3/31/17	Period*	Period*
Short-Intermediate Bond Fund
Institutional Class	$1,000.00	$1,001.70	$3.69	0.74%	$1,000.00	$1,021.24	$3.73	0.74%
Institutional Plus Class	1,000.00	1,002.71	2.70	0.54	1,000.00	1,022.24	2.72	0.54
Income Fund
Institutional Class	$1,000.00	$981.42	$4.00	0.81%	$1,000.00	$1,020.89	$4.08	0.81%
Institutional Plus Class	1,000.00	982.25	3.16	0.64	1,000.00	1,021.74	3.23	0.64
Nebraska Tax-Free Fund
Institutional Plus Class	$1,000.00	$983.73	$2.23	0.45%	$1,000.00	$1,022.69	$2.27	0.45%
Balanced Fund
Institutional Class	$1,000.00	$1,049.47	$5.98	1.17%	$1,000.00	$1,019.10	$5.89	1.17%
Institutional Plus Class	1,000.00	1,050.49	5.06	0.99	1,000.00	1,020.00	4.99	0.99
Growth Opportunities Fund
Institutional Class	$1,000.00	$1,096.73	$5.85	1.12%	$1,000.00	$1,019.35	$5.64	1.12%
Institutional Plus Class	1,000.00	1,097.96	4.92	0.94	1,000.00	1,020.24	4.73	0.94
Small Company Fund
Institutional Class	$1,000.00	$1,123.73	$6.35	1.20%	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Plus Class	1,000.00	1,125.10	5.25	0.99	1,000.00	1,020.00	4.99	0.99
*

Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

55

DIRECTORS AND OFFICERS
March 31, 2017 (Unaudited)

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company. The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their ealier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.
Information about the Directors and officers of the Company is set forth below. The Funds' Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203 or on the Funds' website www.tributaryfunds.com.
Name, Address[1], Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
Stephen C. Wade[2] Age: 51 Director, Chairman of the Board and President	Indefinite; Since 2016.	Senior Vice President - Investment Services, First National Bank of Omaha (December 2013 to present); Managing Director - Institutional Trust, First National Bank of Omaha (February 2011 to December 2013).	6	Director, First National Capital Markets, Inc.
Brittany A. Fahrenkrog[2] Age: 39 Director and Senior Vice President	Indefinite; Since 2016	Director, Client Services, Tributary Capital Management, LLC (since May 2010)	6	None.
Independent Directors
Robert A. Reed Age: 77 Director; Chairman Corporate Governance and Nominations Committee	Indefinite; Since 1994	Retired. President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 to December 2014).	6	None.
Gary D. Parker Age: 71 Director; Chairman Audit Committee	Indefinite; Since 2005	Retired since 2000.	6	None.
John J. McCartney Age: 73 Lead Independent Director	Indefinite; Since 2010	Retired since 2007.	6	None.
1 The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.
2 As defined in the 1940 Act, Mr. Wade is an "interested" Director because he is an officer of First National Bank of Omaha, the parent of the Funds' investment adviser, and an owner of securities issued by First National of Nebraska, Inc., and Ms. Fahrenkrog is an "interested" Director because she is an employee of Tributary Capital Management, LLC, the Funds' investment adviser.

56

DIRECTORS AND OFFICERS
March 31, 2017 (Unaudited)

Name, Address[1], Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors (continued)
David F. Larrabee Age:56 Director	Indefinite; Since 2016	Retired. Senior Vice President, Intermediary Sales, American Century Investments, Inc. and President and CEO, American Century Investment Services , Inc. (broker/dealer subsidiary) (2009 to May 2012); prior to 2009, Mr. Larrabee held various senior positions with American Century Investments, Inc.	6	None.
1 The address for all Directors is 1620 Dodge Street, Omaha, Nebraska 68102.

Name, Address, Age and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Karen Shaw[3] Age: 44 Treasurer, Principal Financial Officer	Indefinite; Since August 2015	Senior Vice President, Atlantic Fund Services (2008-present).
Rodney L. Ruehle[4] Age: 48 Chief Compliance and Anti-Money Laundering Officer	Indefinite; Since August 2009
Director, Foreside Management Services, LLC (2008 to present); Chief Compliance Officer of Praxis Mutual Funds (May 2015 to present); Chief Compliance Officer of Horizons ETF Trust (December 2016 to present); Chief Compliance Officer of Context Capital Funds (November 2015 to present); Chief Compliance Officer of Asset Management Fund (November 2009-April 2016); Chief Compliance Officer of Advisers Investment Trust (July 2011-December 2016); Chief Compliance Officer of Penn Series Funds, Inc. (February 2012-November 2014).

Gino Malaspina[3] Age: 48 Secretary	Indefinite; Since July 2016
Senior Counsel, Atlantic Fund Services (since June 2014); Senior Counsel and Managing Director, Cipperman & Company/Cipperman Compliance Services LLC (2010-2014); and Associate, Stradley Ronon Stevens & Young, LLP (2009-2010).

3 The address for Ms. Shaw and Mr. Malaspina is Three Canal Plaza, Suite 600, Portland, ME 04101.
4 The address for Mr. Ruehle is 690 Taylor Road, Suite 210, Columbus, OH 43230.

57

TRIBUTARY FUNDS

Investment Adviser
Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Investment Sub-Adviser
(Short-Intermediate Bond Fund, Income Fund, Nebraska Tax-Free Fund, Balanced Fund and Growth Opportunities Fund only)
First National Fund Advisers
215 West Oak Street, 4th Floor
Fort Collins, Colorado 80521

Custodian
MUFG Union Bank, N.A.
350 California Street
San Francisco, California 94104

Co-Administrators
Atlantic Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101

Tributary Capital Management, LLC
1620 Dodge Street, Stop 1089
Omaha, Nebraska 68197

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, Nebraska 68130

Legal Counsel
Husch Blackwell LLP
13330 California Street, Suite 200
Omaha, Nebraska 68154

Compliance Services
Foreside Fund Officer Services, LLC
690 Taylor Road, Suite 210
Columbus, Ohio 43230

This report has been prepared for the general information of Tributary Funds' shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Tributary Funds' prospectus. The prospectus contains more complete information about Tributary Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information
call 1-800-662-4203

or write to:
Tributary Funds Service Center
P.O. Box 219022
Kansas City, Missouri 64121-9022

or go to:
www.tributaryfunds.com

or email:
ClientServices@tributarycapital.com

TF-ANR-0317

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1) on this Form N-CSR. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
The audit committee financial expert is John J. McCartney who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were  $84,000  in 2016 and $84,000 in 2017.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2016 and $0 in 2017.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $18,000 in 2016 and $18,000 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

(e) (1) Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2016 and $0 in 2017. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last disclosed such procedures.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibits filed herewith).

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Tributary Funds, Inc.

By:	/s/ Karen Shaw
Karen Shaw Treasurer

Date:	June 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen C. Wade
Stephen C. Wade President

Date:	June 19, 2017
By:	/s/ Karen Shaw
Karen Shaw Treasurer

Date:	June 19, 2017